UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               CHRISTOPHER P. LAIA
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   MAY 31

Date of reporting period:  MAY 31, 2009



ITEM 1. REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORT FOR PERIOD ENDING MAY 31, 2009

[LOGO OF USAA]
   USAA(R)

                                        [GRAPHIC OF USAA BALANCED STRATEGY FUND]

 =======================================

     ANNUAL REPORT
     USAA BALANCED STRATEGY FUND
     MAY 31, 2009

 =======================================

================================================================================

================================================================================

FUND OBJECTIVE

HIGH TOTAL RETURN, WITH REDUCED RISK OVER TIME, THROUGH AN ASSET ALLOCATION STRATEGY THAT SEEKS A COMBINATION OF LONG-TERM GROWTH OF CAPITAL AND CURRENT INCOME.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

Using preset target ranges, the Fund's strategy is to invest its assets in a combination of stocks on the one hand and bonds and money market instruments on the other. The Fund also may use alternative investment strategies from time to time, in an attempt to reduce the Fund's volatility over time, including an index option-based strategy and a global tactical asset allocation overlay strategy.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Investment Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

PRESIDENT'S MESSAGE                                                           2

MANAGERS' COMMENTARY                                                          4

INVESTMENT OVERVIEW                                                           8

FINANCIAL INFORMATION

   Distributions to Shareholders                                             13

   Report of Independent Registered Public Accounting Firm                   14

   Portfolio of Investments                                                  15

   Notes to Portfolio of Investments                                         39

   Financial Statements                                                      43

   Notes to Financial Statements                                             46

EXPENSE EXAMPLE                                                              67

ADVISORY AGREEMENTS                                                          69

TRUSTEES' AND OFFICERS' INFORMATION                                          77

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2009, USAA. All rights reserved.

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"... DESPITE THESE HEADWINDS, SELECTIVE
OPPORTUNITIES REMAIN IN THE FINANCIAL            [PHOTO OF CHRISTOPHER W. CLAUS]
MARKETS ..."

--------------------------------------------------------------------------------

JUNE 2009

As I write to you, investors have plenty to celebrate. Stocks are well off their March lows while corporate and municipal bonds have staged impressive rallies. The extraordinary flight to quality, which drove Treasury yields to historic lows, began to ease. As investors seek out other asset classes, the air is leaving the Treasury bubble, sending prices down and yields up.

All in all, I think we've seen the worst of the investment market declines, and I would be surprised if we retested the market lows. That's the good news. But there is bad news, too. Despite some signs of improvement, the U.S. economy remains in recession. The road to recovery is likely to be long and difficult.

Here are a few of my concerns:

o The government has increased its spending to bail out troubled companies and to stimulate economic growth. No one knows if the expenditures will have the desired effect, but they are certainly adding to the federal deficit. The government has had to borrow, mainly by selling Treasury securities.
    The more it borrows, the higher the interest rate investors will demand, which will drive up the cost of debt and could bring on a bout of inflation.

o From all indications, the U.S. unemployment rate could reach 10%. It is likely to remain elevated through 2010, keeping the lid on consumer spending which is still the backbone of America's economy.

o Home prices continued to fall during the reporting period, but the decline appears to have slowed at period end. In certain regions, prices may even be reaching a bottom. The wild card: foreclosures resulting from bankruptcies and unemployment. I don't expect house prices to stabilize,

================================================================================

2  | USAA BALANCED STRATEGY FUND

================================================================================

    at least in some markets, until the number of foreclosures drop and the market absorbs the existing supply of foreclosed houses.

o In the wake of the financial crisis, consumers have increased their saving. Instead of spending more than they make, they are by necessity spending less. Reflecting that reality, U.S. economic growth may be more modest in the future. Corporate earnings, which drive stock prices, are also likely to moderate.

Despite these headwinds, selective opportunities remain in the financial markets. As of this writing, lower-quality stocks have generally outperformed high-quality stocks. I expect to see a change over the coming months, with higher-quality names coming to the fore. Companies with strong balance sheets, good cash flow, effective management teams, and strong earnings growth potential are the stocks our equity subadvisers favor.

Some exposure to commodities, such as gold, also could be advantageous, especially as a hedge against inflation. Elsewhere, the emerging markets may be a source of long-term value. Many emerging nations have growing economies, which are less vulnerable to global downturns than in the past.

Meanwhile, our fixed-income team continues to find select opportunities in the tax-exempt and corporate bond markets as well as among asset-backed securities. Municipals could become even more attractive if federal and state income taxes increase.

From all of us at USAA Investment Management Company, we appreciate the opportunity to help you with your investment needs. We are proud to provide you with what we consider an excellent value -- some of the industry's top investment talent, first-class service, and pure no-load mutual funds.

Thank you for the trust you have placed in us.

Sincerely,

/S/ CHRISTOPHER W. CLAUS

Christopher W. Claus
President and Vice Chairman of the Board
USAA Mutual Funds Trust

Foreign and precious metals and minerals investing are subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. o Mutual fund operating expenses apply and continue throughout the life of the fund.

================================================================================

                                                        PRESIDENT'S MESSAGE |  3

================================================================================

MANAGERS' COMMENTARY ON THE FUND

USAA Investment Management Company        Deutsche Investment Management
                                          Americas Inc.

    ARNOLD J. ESPE, CFA                         JAMES B. FRANCIS, CFA
    Bonds and Money Market Instruments          JULIE ABBETT

    RON SWEET, CFA, CPA
    Exchange-Traded Funds
                                          Credit Suisse Securities (USA), LLC*
                                          Volaris Volatility Management Group
Deutsche Investment Management                  (Index Options)
Americas Inc.
    (Stocks)                                    YIRONG LI, CFA
                                                LAURA B. FRIEDMAN*
    ROBERT WANG                                 DEFINA MALUKI, CFA

--------------------------------------------------------------------------------

o   HOW DID THE FUND PERFORM?

    For the one-year period ended May 31, 2009, the USAA Balanced Strategy Fund had a total return of -25.22%. This compares to a total return of -21.12% for the Lipper Balanced Funds Index, -32.85% for the Russell 3000(R) Index, and 5.36% for the Barclays Capital U.S. Aggregate Bond Index.**

    Credit Suisse Securities (USA) LLC's Volaris Volatility Management Group (Volaris Group) manages an index option-based risk-management strategy for the Fund. Deutsche Investment Management Americas Inc. (DIMA) manages the U.S. equity portion of the Fund, using a quantitative approach to active stock selection. At times the asset

    Refer to page 10 for benchmark definitions.

    Past performance is no guarantee of future results.

    *Effective February 13, 2009, and June 30, 2009, respectively, Stu Rosenthal and Laura B. Friedman no longer are co-managers of the Fund.

    **Effective November 3, 2008, Barclays Capital combined the existing Lehman Brothers and Barclays Capital indices into a single platform. Thus, the Fund's benchmark, once known as the Lehman Brothers U.S. Aggregate Bond Index, now is called the Barclays Capital U.S. Aggregate Bond Index.

================================================================================

4  | USAA BALANCED STRATEGY FUND

================================================================================

    allocation decisions of USAA Investment Management Company (IMCO) resulted in cash flows into and out of the U.S. stocks portfolio; DIMA invested these cash flows consistent with its quantitative approach.

o WOULD YOU BEGIN BY PUTTING THE FUND'S PERFORMANCE DURING THE REPORTING YEAR IN PERSPECTIVE?

    It is fair to say that no one working on shareholders' behalf has ever experienced such a breathtakingly volatile 12 months. What first appeared in late 2006 and early 2007 as a "containable" breakdown in the sub-prime mortgage market ultimately brought the credit markets to a complete standstill. By September and October of 2008, even the simplest transactions that finance daily industrial activity could not be completed. Major financial institutions either failed, were forced to merge, or were taken over by the government. While huge global government intervention prevented a complete collapse of the financial system, the stock market kept falling, with the S&P 500(R) Index reaching a low on March 9, 2009, that was fully 56.8% below its October 2007 bull market high. From that point of virtually no confidence, the financial system and markets began to heal, aided by signs that the radical stimulus efforts were gaining traction. By the end of the reporting period, both stocks and bonds with any credit risk had staged a major rally amid more tangible indicators of recovery.

    We were frustrated for much of the year because, despite generally good tactical asset allocation decisions, the Fund's U.S. bond portfolio did not provide the degree of stability that we would expect in a normal bear stock market. The bond portfolio manager's bias towards well-researched securities that pay higher income than government-backed bonds detracted significantly from overall results until the credit market truly began healing in 2009. When the turnaround the manager predicted occurred, it was as dramatic as the downturn had been. From its low reached on March 17, 2009, through the end of the reporting year, the Fund's U.S. bond portfolio had a total return of 32.4%.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

o   HOW WAS THE U.S. BOND PORTFOLIO INVESTED?

    As we wrote in the semiannual report, "Our focus is to capitalize on IMCO's research advantage to invest in bonds -- such as those issued by corporations, commercial mortgage-backed securities [(CMBS)], and asset-backed securities [(ABS)] -- where the Fund potentially may earn higher yields than on credit-risk-free (but not interest rate risk-free) U.S. Treasury securities. A key element of this strategy is to ensure that we are being paid for the risks we take on shareholders' behalf."

    At that writing last November, we noted, "bonds with any type of credit risk appeared to go from being undervalued to more heavily undervalued, offering yields well in excess of the risk. Yes, there were a few defaults as the economic landscape changed faster than certain companies could adapt, and yes, there may be additional ones. But we never have seen such pockets of value, and we continue to put money to work in areas where we see very high yields and acceptable risk of default. We fully expect that coordinated action by global authorities eventually will restore equilibrium to the credit markets, providing the opportunity for capital appreciation as yields fall to levels closer to U.S. Treasuries." And that's what happened -- U.S. Treasury yields rose while those of the bonds in the Fund fell, in many cases substantially. Bond prices and yields move in opposite directions.

o   HOW DO YOU PLAN TO MANAGE THE U.S. BOND PORTFOLIO GOING FORWARD?

    The degree of dislocation as measured by the spread between the yield on Treasuries and bonds with credit risk ("credit spreads") was so wide that, despite the big rally, there's still much healing left to do. We continue to own minimal Treasury or residential mortgage-backed securities -- we believe those rates will continue to move higher, pushing prices down -- and instead are fully invested in corporate, CMBS and ABS. We are actively managing risk and exposure within

================================================================================

6  | USAA BALANCED STRATEGY FUND

================================================================================

    these areas, searching for and taking advantage of additional opportunities to enhance yield. Our research team has done an excellent job throughout this turbulent period, earning our trust with their insight and diligence. It is extremely gratifying to see our discipline rewarded, but we are very cognizant that much work lies ahead.

o   HOW WAS THE FUND ALLOCATED THROUGHOUT THE REPORTING YEAR?

    During the reporting period, we were generally neutral to the Fund's target allocation between stocks and bonds. In the equity portion of the portfolio, we had an emphasis on large cap stocks over small cap stocks. For additional diversification, we maintained a roughly 8% (of total assets) allocation to international developed markets.

    Our U.S. equity manager, DIMA, implemented our U.S. stock market allocation using a diversified, quantitative approach. We also started to make good use of the Volaris Group's index option-based risk-management tool, putting S&P 500 Index and Russell 2000 Index collars on a portion of the Fund. The collars effectively limit the Fund's downside (and upside) potential and give us the flexibility to quickly change the Fund's risk profile. We expanded the use of the equity index option collars as the stock market continued to rally from the March 9, 2009, market bottom.

    We thank the Fund's shareholders for your continued investment. We are working hard to keep your trust.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  7

================================================================================

INVESTMENT OVERVIEW

USAA BALANCED STRATEGY FUND (Ticker Symbol: USBSX)

--------------------------------------------------------------------------------
                                              5/31/09                5/31/08
--------------------------------------------------------------------------------
Net Assets                                $450.0 Million          $622.2 Million
Net Asset Value Per Share                      $10.08                  $14.01

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/09
--------------------------------------------------------------------------------

     1 Year                          5 Years                       10 Years
    -25.22%                           -1.68%                         1.73%

--------------------------------------------------------------------------------
                                 EXPENSE RATIO*
--------------------------------------------------------------------------------
  Before Reimbursement       1.30%      After Reimbursement         1.00%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

* THE BEFORE REIMBURSEMENT EXPENSE RATIO REPRESENTS THE TOTAL ANNUAL OPERATING EXPENSES INCLUDING ANY ACQUIRED FUND FEES AND EXPENSES, BEFORE REDUCTIONS OF ANY EXPENSES PAID INDIRECTLY, AS REPORTED IN THE FUND'S PROSPECTUS DATED OCTOBER 1, 2008, AND IS CALCULATED AS A PERCENTAGE OF AVERAGE NET ASSETS. THE AFTER REIMBURSEMENT EXPENSE RATIO REPRESENTS TOTAL ANNUAL OPERATING EXPENSES, BEFORE REDUCTIONS OF ANY EXPENSES PAID INDIRECTLY AND EXCLUDING ANY ACQUIRED FUND FEES AND EXPENSES, AFTER REIMBURSEMENT FROM USAA INVESTMENT MANAGEMENT COMPANY (IMCO) AS REPORTED IN THE FUND'S PROSPECTUS DATED OCTOBER 1, 2008. IMCO HAS VOLUNTARILY AGREED TO LIMIT THE FUND'S TOTAL ANNUAL OPERATING EXPENSES TO 1.00%, BEFORE REDUCTIONS OF ANY EXPENSES PAID INDIRECTLY AND EXCLUDING ANY ACQUIRED FUND FEES AND EXPENSES, AND TO REIMBURSE THE FUND FOR EXPENSES IN EXCESS OF THIS AMOUNT. IMCO CAN MODIFY OR TERMINATE THIS ARRANGEMENT AT ANY TIME. THESE EXPENSE RATIOS MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

================================================================================

8  | USAA BALANCED STRATEGY FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                 BARCLAYS CAPITAL U.S.       LIPPER BALANCED         USAA BALANCED          RUSSELL 3000
                 AGGREGATE BOND INDEX          FUNDS INDEX           STRATEGY FUND             INDEX
05/31/99              $10,000.00               $10,000.00              $10,000.00            $10,000.00
06/30/99                9,968.14                10,276.48               10,486.19             10,505.36
07/31/99                9,925.70                10,084.28               10,292.80             10,186.81
08/31/99                9,920.65                 9,978.48               10,271.31             10,070.98
09/30/99               10,035.83                 9,850.63               10,106.66              9,813.58
10/31/99               10,072.85                10,135.85               10,567.04             10,429.15
11/30/99               10,072.13                10,244.91               10,797.22             10,721.02
12/31/99               10,023.56                10,548.04               11,298.63             11,405.10
01/31/00                9,990.74                10,283.06               11,002.44             10,958.01
02/29/00               10,111.57                10,258.29               10,980.77             11,059.58
03/31/00               10,244.77                10,862.28               11,594.53             11,925.97
04/30/00               10,215.44                10,663.22               11,260.98             11,505.70
05/31/00               10,210.75                10,562.89               11,065.20             11,182.54
06/30/00               10,423.18                10,731.48               11,311.92             11,513.63
07/31/00               10,517.80                10,702.24               11,176.10             11,310.12
08/31/00               10,670.24                11,179.95               11,613.33             12,148.91
09/30/00               10,737.33                10,944.67               11,222.51             11,598.83
10/31/00               10,808.38                10,934.98               11,106.81             11,433.68
11/30/00               10,985.10                10,538.05               10,590.04             10,379.82
12/31/00               11,188.88                10,799.97               10,790.54             10,554.25
01/31/01               11,371.86                11,029.18               11,588.98             10,915.30
02/28/01               11,470.92                10,601.06               11,317.66              9,917.99
03/31/01               11,528.51                10,258.71               11,132.01              9,271.48
04/30/01               11,480.66                10,689.24               11,600.07             10,015.01
05/31/01               11,549.91                10,784.45               11,880.91             10,095.44
06/30/01               11,593.55                10,619.21               11,772.59              9,909.29
07/31/01               11,852.75                10,611.52               11,937.51              9,745.98
08/31/01               11,988.48                10,309.53               11,694.05              9,170.61
09/30/01               12,128.18                 9,814.09               10,949.59              8,361.54
10/31/01               12,381.97                 9,978.35               11,170.79              8,556.08
11/30/01               12,211.25                10,375.62               11,834.40              9,215.09
12/31/01               12,133.71                10,450.45               11,973.46              9,344.98
01/31/02               12,231.93                10,358.79               11,865.37              9,227.79
02/28/02               12,350.47                10,288.40               11,640.87              9,039.09
03/31/02               12,145.01                10,513.36               11,973.79              9,435.42
04/30/02               12,380.53                10,261.06               11,781.47              8,940.39
05/31/02               12,485.72                10,256.28               11,873.45              8,836.81
06/30/02               12,593.68                 9,818.73               11,205.04              8,200.70
07/31/02               12,745.64                 9,315.49               10,657.83              7,548.72
08/31/02               12,960.84                 9,411.06               10,767.27              7,584.38
09/30/02               13,170.75                 8,849.19               10,286.42              6,787.48
10/31/02               13,110.76                 9,218.06               10,625.07              7,327.95
11/30/02               13,107.27                 9,592.02               11,090.71              7,771.37
12/31/02               13,378.01                 9,333.46               10,763.49              7,332.01
01/31/03               13,389.43                 9,193.65               10,565.44              7,152.61
02/28/03               13,574.70                 9,124.70               10,522.38              7,034.93
03/31/03               13,564.24                 9,161.94               10,556.20              7,108.91
04/30/03               13,676.17                 9,657.75               11,066.70              7,689.41
05/31/03               13,931.16                10,084.90               11,551.25              8,153.57
06/30/03               13,903.51                10,161.37               11,684.13              8,263.61
07/31/03               13,436.08                10,184.92               11,744.99              8,453.17
08/31/03               13,525.29                10,356.86               11,910.17              8,640.50
09/30/03               13,883.31                10,370.00               11,904.18              8,546.69
10/31/03               13,753.83                10,712.13               12,366.73              9,063.93
11/30/03               13,786.77                10,806.97               12,497.65              9,188.77
12/31/03               13,927.07                11,194.19               12,850.20              9,609.07
01/31/04               14,039.12                11,361.35               12,990.35              9,809.52
02/29/04               14,191.08                11,516.19               13,165.54              9,941.67
03/31/04               14,297.36                11,461.25               13,065.88              9,823.66
04/30/04               13,925.39                11,220.39               12,828.63              9,620.54
05/31/04               13,869.60                11,269.93               12,916.50              9,760.36
06/30/04               13,947.99                11,446.13               13,169.84              9,954.35
07/31/04               14,086.25                11,230.65               12,843.68              9,577.92
08/31/04               14,354.94                11,298.97               12,861.31              9,617.36
09/30/04               14,393.89                11,466.82               13,013.09              9,765.20
10/31/04               14,514.60                11,590.83               13,128.09              9,925.59
11/30/04               14,398.82                11,903.05               13,508.49             10,386.99
12/31/04               14,531.31                12,200.18               13,885.45             10,757.09
01/31/05               14,622.56                12,043.01               13,696.71             10,470.58
02/28/05               14,536.24                12,213.39               13,840.51             10,701.07
03/31/05               14,461.58                12,045.23               13,672.14             10,520.08
04/30/05               14,657.30                11,900.49               13,536.78             10,291.51
05/31/05               14,815.88                12,173.38               13,906.78             10,681.47
06/30/05               14,896.67                12,260.86               13,976.00             10,756.09
07/31/05               14,761.05                12,533.31               14,302.29             11,197.36
08/31/05               14,950.28                12,569.57               14,356.67             11,090.61
09/30/05               14,796.28                12,619.40               14,365.22             11,187.64
10/31/05               14,679.18                12,421.26               14,073.91             10,978.11
11/30/05               14,744.10                12,722.81               14,410.74             11,405.16
12/31/05               14,884.28                12,834.25               14,489.99             11,415.40
01/31/06               14,885.12                13,140.62               14,739.32             11,796.80
02/28/06               14,934.54                13,124.18               14,700.96             11,817.77
03/31/06               14,787.98                13,251.98               14,749.64             12,022.05
04/30/06               14,761.17                13,396.47               14,836.46             12,152.47
05/31/06               14,745.42                13,130.85               14,440.95             11,763.40
06/30/06               14,776.68                13,122.99               14,466.88             11,784.21
07/31/06               14,976.49                13,184.25               14,428.05             11,773.18
08/31/06               15,205.76                13,437.81               14,622.23             12,061.18
09/30/06               15,339.32                13,631.52               14,926.08             12,331.17
10/31/06               15,440.79                13,949.09               15,218.94             12,775.06
11/30/06               15,619.92                14,217.79               15,453.23             13,053.03
12/31/06               15,529.28                14,322.94               15,557.78             13,209.35
01/31/07               15,522.90                14,477.41               15,798.25             13,460.78
02/28/07               15,762.27                14,422.15               15,725.06             13,239.96
03/31/07               15,762.75                14,545.90               15,820.43             13,377.77
04/30/07               15,847.75                14,964.25               16,219.89             13,912.17
05/31/07               15,727.64                15,285.78               16,503.71             14,419.16
06/30/07               15,681.12                15,142.96               16,339.72             14,149.12
07/31/07               15,811.92                14,884.83               15,969.81             13,666.59
08/31/07               16,005.72                15,005.15               16,117.77             13,862.76
09/30/07               16,127.14                15,429.07               16,503.77             14,368.16
10/31/07               16,272.01                15,700.39               16,790.70             14,631.73
11/30/07               16,564.63                15,332.31               16,269.98             13,973.03
12/31/07               16,611.16                15,257.84               16,134.12             13,888.47
01/31/08               16,890.19                14,753.43               15,638.73             13,046.67
02/29/08               16,913.64                14,561.48               15,345.99             12,641.45
03/31/08               16,971.34                14,450.20               15,159.03             12,566.55
04/30/08               16,935.88                14,929.26               15,566.89             13,194.99
05/31/08               16,811.69                15,094.18               15,872.79             13,465.31
06/30/08               16,798.10                14,296.17               14,982.10             12,354.14
07/31/08               16,784.40                14,115.12               14,719.46             12,255.61
08/31/08               16,943.69                14,168.79               14,765.14             12,445.95
09/30/08               16,716.11                13,098.32               13,497.86             11,275.73
10/31/08               16,321.54                11,419.59               11,461.10              9,275.87
11/30/08               16,852.80                10,899.36               10,701.63              8,543.64
12/31/08               17,481.57                11,264.07               10,897.09              8,707.09
01/31/09               17,327.32                10,742.66               10,268.41              7,976.38
02/28/09               17,261.92                10,047.79                9,418.53              7,140.81
03/31/09               17,501.89                10,606.63                9,903.12              7,766.31
04/30/09               17,585.56                11,337.23               10,763.75              8,583.58
05/31/09               17,713.12                11,906.00               11,871.95              9,041.58

                                   [END CHART]

                    Data from 5/31/99 to 5/31/09.

                    See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

The graph on page 9 illustrates the comparison of a $10,000 hypothetical investment in the USAA Balanced Strategy Fund to the following benchmarks:

o The unmanaged Barclays Capital U.S. Aggregate Bond Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year. Before November 3, 2008, it was called the Lehman Brothers U.S. Aggregate Bond Index.

o The unmanaged Lipper Balanced Funds Index tracks the total return performance of the 30 largest funds within the Lipper Balanced Funds category.

o The unmanaged Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

================================================================================

10  | USAA BALANCED STRATEGY FUND

================================================================================

                              TOP 5 STOCK HOLDINGS
                                  AS OF 5/31/09
                                (% of Net Assets)

iShares MSCI EAFE Index Fund*.............................................  8.2%
SPDR Trust Series 1* .....................................................  5.5%
Exxon Mobil Corp. ........................................................  1.4%
Microsoft Corp. ..........................................................  0.8%
Wal-Mart Stores, Inc. ....................................................  0.8%

                               TOP 5 BOND HOLDINGS
                                  AS OF 5/31/09
                                (% of Net Assets)

Glen Meadow ..............................................................  0.6%
Huntington Capital III ...................................................  0.5%
ING Capital Funding Trust III ............................................  0.5%
Oil Insurance Ltd. .......................................................  0.5%
Webster Capital Trust IV .................................................  0.5%

* Pursuant to a Securities and Exchange Commission (SEC) exemptive order, the Fund may invest in an amount that exceeds the Fund's limitations as set forth in the Investment Company Act of 1940 that would otherwise be applicable.

You will find a complete list of securities that the Fund owns on pages 15-38.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                      o  ASSET ALLOCATION -- 5/31/2009*  o

                         [PIE CHART OF ASSET ALLOCATION]

Stocks                                                                     50.8%
Bonds                                                                      36.5%
Money Market Instruments**                                                 11.8%

                                   [END CHART]

 * Excludes purchased options (0.3%) and written options (0.2%).

** Excludes short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

12  | USAA BALANCED STRATEGY FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended May 31, 2009, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2010.

33.92% of ordinary income distributions qualify for the dividends-received deductions eligible to corporations.

For the fiscal year ended May 31, 2009, the Fund hereby designates 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

For the fiscal year ended May 31, 2009, certain dividends paid by the Fund qualify as interest-related dividends. The Fund designates $12,624,000 as qualifying interest income.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  13

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA BALANCED STRATEGY FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Balanced Strategy Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of May 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Balanced Strategy Fund at May 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
July 15, 2009

================================================================================

14  | USAA BALANCED STRATEGY FUND

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2009

------------------------------------------------------------------------------------------------
                                                                                          MARKET
NUMBER                                                                                     VALUE
OF SHARES   SECURITY                                                                       (000)
------------------------------------------------------------------------------------------------
            EQUITY SECURITIES (50.8%)

            COMMON STOCKS (35.1%)

            CONSUMER DISCRETIONARY (2.9%)
            -----------------------------
            APPAREL & ACCESSORIES & LUXURY GOODS (0.1%)
    12,900  Carter's, Inc.*                                                             $    305
     9,800  Coach, Inc.*                                                                     257
     1,700  Polo Ralph Lauren Corp.                                                           92
                                                                                        --------
                                                                                             654
                                                                                        --------
            APPAREL RETAIL (0.2%)
    19,300  AnnTaylor Stores Corp.*                                                          141
     5,250  Buckle, Inc.                                                                     188
    19,600  Coldwater Creek, Inc.*                                                            75
     8,200  Ross Stores, Inc.                                                                321
     8,300  TJX Companies, Inc.                                                              245
                                                                                        --------
                                                                                             970
                                                                                        --------
            AUTO PARTS & EQUIPMENT (0.1%)
     7,000  Stoneridge, Inc.*                                                                 23
    14,900  WABCO Holdings, Inc.                                                             253
                                                                                        --------
                                                                                             276
                                                                                        --------
            AUTOMOBILE MANUFACTURERS (0.0%)
    23,500  Ford Motor Co.*                                                                  135
                                                                                        --------
            BROADCASTING (0.5%)
    18,800  EchoStar Corp. "A"*                                                              301
    10,200  Liberty Media Corp. - Entertainment "A"*                                         247
    14,500  Scripps Networks Interactive "A"                                                 402
    47,759  Time Warner Cable, Inc.(a)                                                     1,471
                                                                                        --------
                                                                                           2,421
                                                                                        --------
            CABLE & SATELLITE (0.3%)
    95,200  Comcast Corp. "A"(a)                                                           1,311
                                                                                        --------
            COMPUTER & ELECTRONICS RETAIL (0.1%)
     7,800  Best Buy Co., Inc.                                                               274
                                                                                        --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

------------------------------------------------------------------------------------------------
                                                                                          MARKET
NUMBER                                                                                     VALUE
OF SHARES   SECURITY                                                                       (000)
------------------------------------------------------------------------------------------------
            CONSUMER ELECTRONICS (0.1%)
    20,400  Garmin Ltd.                                                                 $    426
                                                                                        --------
            DEPARTMENT STORES (0.1%)
     2,700  Kohl's Corp.*                                                                    115
    25,200  Macy's, Inc.                                                                     294
                                                                                        --------
                                                                                             409
                                                                                        --------
            EDUCATION SERVICES (0.0%)
    10,200  Lincoln Educational Services Corp.*                                              188
                                                                                        --------
            GENERAL MERCHANDISE STORES (0.0%)
     4,500  Dollar Tree, Inc.*                                                               201
                                                                                        --------
            HOME IMPROVEMENT RETAIL (0.2%)
    20,600  Home Depot, Inc.                                                                 477
    11,500  Lowe's Companies, Inc.                                                           219
                                                                                        --------
                                                                                             696
                                                                                        --------
            HOMEBUILDING (0.1%)
    14,300  D.R. Horton, Inc.                                                                132
       300  NVR, Inc.*                                                                       148
                                                                                        --------
                                                                                             280
                                                                                        --------
            HOMEFURNISHING RETAIL (0.0%)
     4,100  Rent-A-Center, Inc.*                                                              80
                                                                                        --------
            HOTELS, RESORTS, & CRUISE LINES (0.1%)
    11,600  Carnival Corp.                                                                   295
                                                                                        --------
            HOUSEWARES & SPECIALTIES (0.0%)
     5,200  Fortune Brands, Inc.                                                             182
                                                                                        --------
            INTERNET RETAIL (0.1%)
     6,900  Amazon.com, Inc.*                                                                538
                                                                                        --------
            MOVIES & ENTERTAINMENT (0.3%)
       400  Marvel Entertainment, Inc.*                                                       13
    52,500  Time Warner, Inc.(a)                                                           1,230
                                                                                        --------
                                                                                           1,243
                                                                                        --------
            PUBLISHING (0.1%)
     9,300  McGraw-Hill Companies, Inc.                                                      280
                                                                                        --------
            RESTAURANTS (0.5%)
     7,900  CEC Entertainment, Inc.*                                                         254
    35,400  McDonald's Corp.(a)                                                            2,088
                                                                                        --------
                                                                                           2,342
                                                                                        --------

================================================================================

16  | USAA BALANCED STRATEGY FUND

================================================================================

------------------------------------------------------------------------------------------------
                                                                                          MARKET
NUMBER                                                                                     VALUE
OF SHARES   SECURITY                                                                       (000)
------------------------------------------------------------------------------------------------
            SPECIALIZED CONSUMER SERVICES (0.0%)
     2,200  Brinks Home Security Holdings, Inc.*                                        $     63
                                                                                        --------
            TEXTILES (0.0%)
    10,000  Xerium Technologies, Inc.*                                                         7
                                                                                        --------
            Total Consumer Discretionary                                                  13,271
                                                                                        --------
            CONSUMER STAPLES (3.9%)
            -----------------------
            AGRICULTURAL PRODUCTS (0.4%)
    40,500  Archer-Daniels-Midland Co.                                                     1,115
     8,900  Bunge Ltd.                                                                       563
                                                                                        --------
                                                                                           1,678
                                                                                        --------
            DRUG RETAIL (0.1%)
     7,000  CVS Caremark Corp.                                                               209
    14,100  Walgreen Co.                                                                     420
                                                                                        --------
                                                                                             629
                                                                                        --------
            FOOD DISTRIBUTORS (0.2%)
    35,800  Sysco Corp.                                                                      858
                                                                                        --------
            FOOD RETAIL (0.1%)
     4,600  Kroger Co.                                                                       105
    27,500  SUPERVALU, Inc.                                                                  456
                                                                                        --------
                                                                                             561
                                                                                        --------
            HOUSEHOLD PRODUCTS (0.8%)
    10,500  Colgate-Palmolive Co.                                                            693
    23,000  Kimberly-Clark Corp.                                                           1,193
    34,200  Procter & Gamble Co.(a)                                                        1,776
                                                                                        --------
                                                                                           3,662
                                                                                        --------
            HYPERMARKETS & SUPER CENTERS (0.8%)
     4,500  Costco Wholesale Corp.                                                           218
    68,900  Wal-Mart Stores, Inc.(a)                                                       3,427
                                                                                        --------
                                                                                           3,645
                                                                                        --------
            PACKAGED FOODS & MEAT (0.3%)
    17,600  Campbell Soup Co.                                                                488
    13,900  Kraft Foods, Inc. "A"                                                            363
    19,500  Sara Lee Corp.                                                                   175
    12,800  Tyson Foods, Inc. "A"                                                            171
                                                                                        --------
                                                                                           1,197
                                                                                        --------
            PERSONAL PRODUCTS (0.0%)
     4,800  China Sky One Medical, Inc.*                                                      71
                                                                                        --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

------------------------------------------------------------------------------------------------
                                                                                          MARKET
NUMBER                                                                                     VALUE
OF SHARES   SECURITY                                                                       (000)
------------------------------------------------------------------------------------------------
            SOFT DRINKS (0.5%)
    16,400  Coca-Cola Enterprises, Inc.                                                 $    273
    10,600  Dr. Pepper Snapple Group, Inc.*                                                  230
     4,500  Hansen Natural Corp.*                                                            165
    28,100  PepsiCo, Inc.(a)                                                               1,463
                                                                                        --------
                                                                                           2,131
                                                                                        --------
            TOBACCO (0.7%)
    48,900  Altria Group, Inc.                                                               835
    10,900  Lorillard, Inc.                                                                  745
    32,500  Philip Morris International, Inc.(a)                                           1,386
                                                                                        --------
                                                                                           2,966
                                                                                        --------
            Total Consumer Staples                                                        17,398
                                                                                        --------
            ENERGY (4.5%)
            -------------
            INTEGRATED OIL & GAS (3.0%)
    32,400  Chevron Corp.(a)                                                               2,160
    34,000  ConocoPhillips(a)                                                              1,559
    92,400  Exxon Mobil Corp.(a)                                                           6,408
    18,000  Marathon Oil Corp.                                                               574
    26,000  Murphy Oil Corp.(a)                                                            1,534
    20,700  Occidental Petroleum Corp.(a)                                                  1,389
                                                                                        --------
                                                                                          13,624
                                                                                        --------
            OIL & GAS DRILLING (0.3%)
     5,700  ENSCO International, Inc.                                                        222
     3,600  Pride International, Inc.*                                                        87
    41,300  Rowan Companies, Inc.                                                            845
    10,700  Unit Corp.*                                                                      359
                                                                                        --------
                                                                                           1,513
                                                                                        --------
            OIL & GAS EQUIPMENT & SERVICES (0.4%)
    57,100  Key Energy Services, Inc.*                                                       368
     3,100  National-Oilwell Varco, Inc.*                                                    120
    23,100  Oil States International, Inc.*                                                  604
     2,900  Seacor Holdings, Inc.*                                                           221
     9,100  Tidewater, Inc.                                                                  434
                                                                                        --------
                                                                                           1,747
                                                                                        --------
            OIL & GAS EXPLORATION & PRODUCTION (0.5%)
    10,100  Anadarko Petroleum Corp.                                                         483
     9,000  Apache Corp.                                                                     758
     9,700  Devon Energy Corp.                                                               613
    11,200  Forest Oil Corp.*                                                                213
                                                                                        --------
                                                                                           2,067
                                                                                        --------

================================================================================

18  | USAA BALANCED STRATEGY FUND

================================================================================

------------------------------------------------------------------------------------------------
                                                                                          MARKET
NUMBER                                                                                     VALUE
OF SHARES   SECURITY                                                                       (000)
------------------------------------------------------------------------------------------------
            OIL & GAS REFINING & MARKETING (0.3%)
     8,300  Tesoro Corp.                                                                $    141
    12,000  Valero Energy Corp.                                                              268
    16,900  World Fuel Services Corp.                                                        717
                                                                                        --------
                                                                                           1,126
                                                                                        --------
            Total Energy                                                                  20,077
                                                                                        --------
            FINANCIALS (4.4%)
            -----------------
            ASSET MANAGEMENT & CUSTODY BANKS (0.4%)
     5,200  Ameriprise Financial, Inc.                                                       157
    23,500  Bank of New York Mellon Corp.                                                    653
       900  BlackRock, Inc. "A"                                                              144
     2,600  Franklin Resources, Inc.                                                         174
     7,000  Northern Trust Corp.                                                             403
     4,800  State Street Corp.                                                               223
                                                                                        --------
                                                                                           1,754
                                                                                        --------
            CONSUMER FINANCE (0.0%)
    10,200  Nelnet, Inc. "A"*                                                                 86
                                                                                        --------
            DIVERSIFIED BANKS (0.5%)
     7,200  Comerica, Inc.                                                                   156
    18,900  U.S. Bancorp                                                                     363
    69,300  Wells Fargo & Co.(a)                                                           1,767
                                                                                        --------
                                                                                           2,286
                                                                                        --------
            INVESTMENT BANKING & BROKERAGE (0.6%)
     6,200  Charles Schwab Corp.                                                             109
    14,100  Goldman Sachs Group, Inc.(a)                                                   2,039
    18,600  LaBranche & Co., Inc.*                                                            80
    18,500  Morgan Stanley                                                                   561
                                                                                        --------
                                                                                           2,789
                                                                                        --------
            LIFE & HEALTH INSURANCE (0.2%)
    10,900  MetLife, Inc.                                                                    344
     9,800  Prudential Financial, Inc.                                                       391
                                                                                        --------
                                                                                             735
                                                                                        --------
            MULTI-LINE INSURANCE (0.1%)
    11,900  Loews Corp.                                                                      322
                                                                                        --------
            OTHER DIVERSIFIED FINANCIAL SERVICES (0.9%)
   126,500  Bank of America Corp.(a)                                                       1,426
   104,300  Citigroup, Inc.(b)                                                               388
    65,600  JPMorgan Chase & Co.(a)                                                        2,420
                                                                                        --------
                                                                                           4,234
                                                                                        --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

------------------------------------------------------------------------------------------------
                                                                                          MARKET
NUMBER                                                                                     VALUE
OF SHARES   SECURITY                                                                       (000)
------------------------------------------------------------------------------------------------
            PROPERTY & CASUALTY INSURANCE (0.5%)
     8,800  Allied World Assurance Co. Holdings Ltd.                                    $    332
    16,400  Allstate Corp.                                                                   422
     7,600  First American Corp.                                                             173
       500  Markel Corp.*                                                                    143
    24,800  Progressive Corp.*                                                               400
     9,000  Travelers Companies, Inc.                                                        366
       800  White Mountains Insurance Group Ltd.                                             176
                                                                                        --------
                                                                                           2,012
                                                                                        --------
            REGIONAL BANKS (0.4%)
    21,000  KeyCorp                                                                          105
    18,500  Marshall & Ilsley Corp.                                                          122
     9,500  PNC Financial Services Group, Inc.                                               433
    77,300  Popular, Inc.(b)                                                                 227
    34,300  Regions Financial Corp.                                                          144
    14,200  Signature Bank*                                                                  384
    17,100  SunTrust Banks, Inc.                                                             225
                                                                                        --------
                                                                                           1,640
                                                                                        --------
            REINSURANCE (0.2%)
     1,900  PartnerRe Ltd.                                                                   124
    15,600  Transatlantic Holdings, Inc.                                                     604
                                                                                        --------
                                                                                             728
                                                                                        --------
            REITs - DIVERSIFIED (0.0%)
     4,381  Vornado Realty Trust                                                             204
                                                                                        --------
            REITs - INDUSTRIAL (0.0%)
       900  AMB Property Corp.                                                                16
     9,200  ProLogis                                                                          78
                                                                                        --------
                                                                                              94
                                                                                        --------
            REITs - MORTGAGE (0.0%)
     7,900  Annaly Capital Management, Inc.                                                  110
                                                                                        --------
            REITs - OFFICE (0.1%)
     4,500  Boston Properties, Inc.                                                          218
     4,400  Digital Realty Trust, Inc.                                                       157
                                                                                        --------
                                                                                             375
                                                                                        --------
            REITs - RESIDENTIAL (0.1%)
     2,163  AvalonBay Communities, Inc.                                                      133
     1,300  Camden Property Trust                                                             39
     7,700  Equity Residential Properties Trust                                              187
                                                                                        --------
                                                                                             359
                                                                                        --------

================================================================================

20  | USAA BALANCED STRATEGY FUND

================================================================================

------------------------------------------------------------------------------------------------
                                                                                          MARKET
NUMBER                                                                                     VALUE
OF SHARES   SECURITY                                                                       (000)
------------------------------------------------------------------------------------------------
            REITs - RETAIL (0.1%)
       400  Federal Realty Investment Trust                                             $     21
     3,500  Kimco Realty Corp.                                                                41
     2,200  Regency Centers Corp.                                                             78
     5,420  Simon Property Group, Inc.                                                       290
                                                                                        --------
                                                                                             430
                                                                                        --------
            REITs - SPECIALIZED (0.1%)
     2,600  HCP, Inc.                                                                         60
     8,600  Host Hotels & Resorts, Inc.                                                       81
     4,400  Public Storage                                                                   293
                                                                                        --------
                                                                                             434
                                                                                        --------
            SPECIALIZED FINANCE (0.2%)
     3,400  CME Group, Inc.(a)                                                             1,094
                                                                                        --------
            Total Financials                                                              19,686
                                                                                        --------
            HEALTH CARE (4.7%)
            ------------------
            BIOTECHNOLOGY (0.5%)
     8,000  Amgen, Inc.*                                                                     400
     4,100  Cubist Pharmaceuticals, Inc.*                                                     70
    55,300  Enzon Pharmaceuticals, Inc.(b)*                                                  444
     1,900  Genzyme Corp.*                                                                   112
    24,600  Gilead Sciences, Inc.(a)*                                                      1,060
       400  Myriad Genetics, Inc.*                                                            14
    27,700  PDL BioPharma, Inc.                                                              193
                                                                                        --------
                                                                                           2,293
                                                                                        --------
            HEALTH CARE DISTRIBUTORS (0.3%)
    15,200  AmerisourceBergen Corp.                                                          564
    23,400  McKesson Corp.                                                                   963
                                                                                        --------
                                                                                           1,527
                                                                                        --------
            HEALTH CARE EQUIPMENT (0.4%)
    10,400  Baxter International, Inc.                                                       532
     6,500  Becton, Dickinson and Co.                                                        440
     5,100  C.R. Bard, Inc.                                                                  364
     6,400  Covidien Ltd.                                                                    229
     3,000  Medtronic, Inc.                                                                  103
                                                                                        --------
                                                                                           1,668
                                                                                        --------
            HEALTH CARE FACILITIES (0.1%)
     4,300  Universal Health Services, Inc. "B"                                              236
                                                                                        --------
            HEALTH CARE SERVICES (0.3%)
     5,400  Express Scripts, Inc.*                                                           346
    17,200  Gentiva Health Services, Inc.*                                                   274

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

------------------------------------------------------------------------------------------------
                                                                                          MARKET
NUMBER                                                                                     VALUE
OF SHARES   SECURITY                                                                       (000)
------------------------------------------------------------------------------------------------
     2,800  LHC Group, Inc.*                                                            $     65
    19,600  Medco Health Solutions, Inc.*                                                    899
                                                                                        --------
                                                                                           1,584
                                                                                        --------
            HEALTH CARE TECHNOLOGY (0.0%)
     1,600  Computer Programs and Systems, Inc.                                               55
                                                                                        --------
            LIFE SCIENCES TOOLS & SERVICES (0.1%)
     6,100  Charles River Laboratories International, Inc.*                                  192
     6,900  Thermo Fisher Scientific, Inc.*                                                  268
                                                                                        --------
                                                                                             460
                                                                                        --------
            MANAGED HEALTH CARE (0.8%)
    47,200  Aetna, Inc.                                                                    1,264
     4,200  Centene Corp.*                                                                    76
    56,500  Coventry Health Care, Inc.*                                                    1,020
    19,300  HealthSpring, Inc.*                                                              188
    32,000  UnitedHealth Group, Inc.                                                         851
     2,600  WellPoint, Inc.*                                                                 121
                                                                                        --------
                                                                                           3,520
                                                                                        --------
            PHARMACEUTICALS (2.2%)
    37,500  Abbott Laboratories(a)                                                         1,690
    17,900  Bristol-Myers Squibb Co.                                                         356
    44,400  Eli Lilly and Co.(a)                                                           1,535
    49,100  Johnson & Johnson(a)                                                           2,708
    38,500  Merck & Co., Inc.                                                              1,062
   146,100  Pfizer, Inc.(a)                                                                2,219
    10,700  Watson Pharmaceuticals, Inc.*                                                    324
                                                                                        --------
                                                                                           9,894
                                                                                        --------
            Total Health Care                                                             21,237
                                                                                        --------
            INDUSTRIALS (4.0%)
            ------------------
            AEROSPACE & DEFENSE (1.2%)
       900  Cubic Corp.                                                                       34
    15,000  General Dynamics Corp.                                                           853
     6,900  L-3 Communications Holdings, Inc.                                                507
    14,300  Lockheed Martin Corp.                                                          1,196
    27,800  Northrop Grumman Corp.(a)                                                      1,324
     2,200  Precision Castparts Corp.                                                        182
     9,600  Raytheon Co.                                                                     429
    18,600  United Technologies Corp.                                                        979
                                                                                        --------
                                                                                           5,504
                                                                                        --------

================================================================================

22  | USAA BALANCED STRATEGY FUND

================================================================================

------------------------------------------------------------------------------------------------
                                                                                          MARKET
NUMBER                                                                                     VALUE
OF SHARES   SECURITY                                                                       (000)
------------------------------------------------------------------------------------------------
            AIR FREIGHT & LOGISTICS (0.3%)
     1,500  C.H. Robinson Worldwide, Inc.                                               $     76
     7,000  FedEx Corp.                                                                      388
    14,000  United Parcel Service, Inc. "B"                                                  716
                                                                                        --------
                                                                                           1,180
                                                                                        --------
            BUILDING PRODUCTS (0.0%)
     5,700  AAON, Inc.                                                                       118
                                                                                        --------
            COMMERCIAL PRINTING (0.1%)
    40,400  R.R. Donnelley & Sons Co.                                                        545
                                                                                        --------
            CONSTRUCTION & ENGINEERING (0.2%)
    15,700  Fluor Corp.                                                                      738
     3,900  Granite Construction, Inc.                                                       142
     4,400  URS Corp.*                                                                       212
                                                                                        --------
                                                                                           1,092
                                                                                        --------
            CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (0.1%)
     2,700  AGCO Corp.*                                                                       78
     4,900  Cummins, Inc.                                                                    159
    15,900  Force Protection, Inc.*                                                          137
                                                                                        --------
                                                                                             374
                                                                                        --------
            ELECTRICAL COMPONENTS & EQUIPMENT (0.1%)
     9,300  Emerson Electric Co.                                                             298
    11,000  GrafTech International Ltd.*                                                     112
     1,200  GT Solar International, Inc.*                                                      8
                                                                                        --------
                                                                                             418
                                                                                        --------
            HUMAN RESOURCE & EMPLOYMENT SERVICES (0.3%)
    31,900  Manpower, Inc.(a)                                                              1,356
                                                                                        --------
            INDUSTRIAL CONGLOMERATES (0.7%)
     7,100  3M Co.                                                                           405
    22,100  Carlisle Companies, Inc.                                                         506
   178,700  General Electric Co.(a)                                                        2,409
                                                                                        --------
                                                                                           3,320
                                                                                        --------
            INDUSTRIAL MACHINERY (0.6%)
     3,800  Danaher Corp.                                                                    229
     4,800  Dover Corp.                                                                      151
     6,300  Flowserve Corp.                                                                  463
     6,300  Gardner Denver, Inc.*                                                            179
     1,300  ITT Corp.                                                                         53
     4,700  Kennametal, Inc.                                                                  89

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

------------------------------------------------------------------------------------------------
                                                                                          MARKET
NUMBER                                                                                     VALUE
OF SHARES   SECURITY                                                                       (000)
------------------------------------------------------------------------------------------------
     4,600  SPX Corp.                                                                   $    211
    74,900  Timken Co.(a)                                                                  1,267
                                                                                        --------
                                                                                           2,642
                                                                                        --------
            RAILROADS (0.2%)
     9,900  CSX Corp.                                                                        314
     6,800  Union Pacific Corp.                                                              335
                                                                                        --------
                                                                                             649
                                                                                        --------
            TRUCKING (0.2%)
     6,800  Marten Transport, Ltd.*                                                          145
    23,700  Ryder System, Inc.                                                               668
                                                                                        --------
                                                                                             813
                                                                                        --------
            Total Industrials                                                             18,011
                                                                                        --------
            INFORMATION TECHNOLOGY (6.3%)
            -----------------------------
            APPLICATION SOFTWARE (0.2%)
    12,000  Adobe Systems, Inc.*                                                             338
    38,100  Compuware Corp.*                                                                 291
     6,300  Intuit, Inc.*                                                                    171
     4,200  Tyler Technologies, Inc.*                                                         71
                                                                                        --------
                                                                                             871
                                                                                        --------
            COMMUNICATIONS EQUIPMENT (0.8%)
    85,600  Cisco Systems, Inc.(a)*                                                        1,584
    46,600  QUALCOMM, Inc.(a)                                                              2,031
     4,900  Tekelec*                                                                          80
                                                                                        --------
                                                                                           3,695
                                                                                        --------
            COMPUTER HARDWARE (1.3%)
    16,900  Apple, Inc.(a)*                                                                2,295
     8,300  Dell, Inc.*                                                                       96
    31,700  Hewlett-Packard Co.(a)                                                         1,089
    20,900  International Business Machines Corp.(a)                                       2,221
    13,300  Teradata Corp.*                                                                  288
                                                                                        --------
                                                                                           5,989
                                                                                        --------
            COMPUTER STORAGE & PERIPHERALS (0.3%)
    55,100  EMC Corp.*                                                                       647
    29,400  Seagate Technology                                                               256
     2,000  Synaptics, Inc.*                                                                  70
    11,700  Western Digital Corp.*                                                           291
                                                                                        --------
                                                                                           1,264
                                                                                        --------

================================================================================

24  | USAA BALANCED STRATEGY FUND

================================================================================

------------------------------------------------------------------------------------------------
                                                                                          MARKET
NUMBER                                                                                     VALUE
OF SHARES   SECURITY                                                                       (000)
------------------------------------------------------------------------------------------------
            DATA PROCESSING & OUTSOURCED SERVICES (0.5%)
    22,300  Automatic Data Processing, Inc.                                             $    848
    23,000  Broadridge Financial Solutions, Inc.                                             381
     4,600  Computer Sciences Corp.*                                                         195
     4,400  Fidelity National Information Services, Inc.                                      85
     8,300  Lender Processing Services, Inc.                                                 241
       800  MasterCard, Inc. "A"                                                             141
     6,800  Visa, Inc. "A"                                                                   460
     4,400  Western Union Co.                                                                 78
                                                                                        --------
                                                                                           2,429
                                                                                        --------
            ELECTRONIC EQUIPMENT & INSTRUMENTS (0.1%)
    56,400  Vishay Intertechnology, Inc.*                                                    312
                                                                                        --------
            ELECTRONIC MANUFACTURING SERVICES (0.1%)
    11,600  Jabil Circuit, Inc.                                                               91
    10,100  Tyco Electronics Ltd.                                                            175
                                                                                        --------
                                                                                             266
                                                                                        --------
            INTERNET SOFTWARE & SERVICES (0.5%)
    21,200  eBay, Inc.*                                                                      373
     3,900  Google, Inc. "A"(a)*                                                           1,627
     2,700  Savvis, Inc.*                                                                     32
     1,200  Sohu.com, Inc.*                                                                   76
     6,300  Yahoo!, Inc.*                                                                    100
                                                                                        --------
                                                                                           2,208
                                                                                        --------
            IT CONSULTING & OTHER SERVICES (0.2%)
    18,900  Accenture Ltd. "A"                                                               566
    30,200  SAIC, Inc.*                                                                      527
                                                                                        --------
                                                                                           1,093
                                                                                        --------
            SEMICONDUCTORS (0.4%)
    38,800  Integrated Device Technology, Inc.*                                              218
    45,800  Intel Corp.(a)                                                                   720
    21,700  Micron Technology, Inc.*                                                         110
    34,700  Texas Instruments, Inc.                                                          673
    19,100  Volterra Semiconductor Corp.*                                                    261
                                                                                        --------
                                                                                           1,982
                                                                                        --------
            SYSTEMS SOFTWARE (1.0%)
    8,000   BMC Software, Inc.*                                                              273
    1,600   McAfee, Inc.*                                                                     63
  180,700   Microsoft Corp.(a)                                                             3,775
   31,800   Symantec Corp.*                                                                  495
                                                                                        --------
                                                                                           4,606
                                                                                        --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

------------------------------------------------------------------------------------------------
                                                                                          MARKET
NUMBER                                                                                     VALUE
OF SHARES   SECURITY                                                                       (000)
------------------------------------------------------------------------------------------------
            TECHNOLOGY DISTRIBUTORS (0.9%)
    56,000  Arrow Electronics, Inc.(a)*                                                 $  1,355
    70,400  Avnet, Inc.*                                                                   1,620
    17,200  Ingram Micro, Inc. "A"*                                                          284
    17,800  Tech Data Corp.*                                                                 570
                                                                                        --------
                                                                                           3,829
                                                                                        --------
            Total Information Technology                                                  28,544
                                                                                        --------
            MATERIALS (1.3%)
            ----------------
            COMMODITY CHEMICALS (0.0%)
    10,000  Innophos Holdings, Inc.                                                          156
                                                                                        --------
            DIVERSIFIED CHEMICALS (0.4%)
    18,000  Ashland, Inc.                                                                    482
    26,700  Dow Chemical Co.                                                                 472
    17,400  E.I. du Pont de Nemours & Co.                                                    495
     5,900  Eastman Chemical Co.                                                             245
                                                                                        --------
                                                                                           1,694
                                                                                        --------
            DIVERSIFIED METALS & MINING (0.1%)
     6,300  Freeport-McMoRan Copper & Gold, Inc.                                             343
                                                                                        --------
            FERTILIZERS & AGRICULTURAL CHEMICALS (0.1%)
     5,400  Monsanto Co.                                                                     443
     4,700  Terra Industries, Inc.                                                           131
                                                                                        --------
                                                                                             574
                                                                                        --------
            INDUSTRIAL GASES (0.0%)
     2,100  Praxair, Inc.                                                                    154
                                                                                        --------
            METAL & GLASS CONTAINERS (0.1%)
     6,700  Owens-Illinois, Inc.*                                                            192
     9,700  Silgan Holdings, Inc.                                                            429
                                                                                        --------
                                                                                             621
                                                                                        --------
            PAPER PACKAGING (0.1%)
     5,000  Sealed Air Corp.                                                                 100
     8,800  Sonoco Products Co.                                                              215
                                                                                        --------
                                                                                             315
                                                                                        --------
            PAPER PRODUCTS (0.1%)
    32,200  International Paper Co.                                                          463
                                                                                        --------
            SPECIALTY CHEMICALS (0.1%)
    14,400  Cytec Industries, Inc.                                                           309
                                                                                        --------

================================================================================

26  | USAA BALANCED STRATEGY FUND

================================================================================

------------------------------------------------------------------------------------------------
                                                                                          MARKET
NUMBER                                                                                     VALUE
OF SHARES   SECURITY                                                                       (000)
------------------------------------------------------------------------------------------------
            STEEL (0.3%)
    22,500  AK Steel Holding Corp.                                                      $    322
     3,100  Allegheny Technologies, Inc.                                                     110
    15,300  Cliffs Natural Resources, Inc.                                                   417
     2,600  Reliance Steel & Aluminum Co.                                                     99
    11,700  United States Steel Corp.                                                        398
                                                                                        --------
                                                                                           1,346
                                                                                        --------
            Total Materials                                                                5,975
                                                                                        --------
            TELECOMMUNICATION SERVICES (1.4%)
            ---------------------------------
            INTEGRATED TELECOMMUNICATION SERVICES (1.1%)
   127,500  AT&T, Inc.(a)                                                                  3,161
    57,300  Verizon Communications, Inc.(a)                                                1,677
                                                                                        --------
                                                                                           4,838
                                                                                        --------
            WIRELESS TELECOMMUNICATION SERVICES (0.3%)
     7,000  Telephone & Data Systems, Inc.                                                   212
    24,400  U.S. Cellular Corp.*                                                           1,013
    15,900  USA Mobility, Inc.                                                               178
                                                                                        --------
                                                                                           1,403
                                                                                        --------
            Total Telecommunication Services                                               6,241
                                                                                        --------
            UTILITIES (1.7%)
            ----------------
            ELECTRIC UTILITIES (0.9%)
    13,700  American Electric Power Co., Inc.                                                361
    29,200  Duke Energy Corp.                                                                413
    16,700  Edison International                                                             488
     5,000  Entergy Corp.                                                                    373
    20,800  Exelon Corp.                                                                     999
     7,200  FirstEnergy Corp.                                                                272
    56,700  NV Energy, Inc.                                                                  567
    13,200  Pepco Holdings, Inc.                                                             171
     2,200  Progress Energy, Inc.                                                             78
     5,800  Southern Co.                                                                     165
                                                                                        --------
                                                                                           3,887
                                                                                        --------
            GAS UTILITIES (0.1%)
     7,000  ONEOK, Inc.                                                                      205
    11,400  UGI Corp.                                                                        275
                                                                                        --------
                                                                                             480
                                                                                        --------
            INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.3%)
    49,400  Mirant Corp.(a)*                                                                 771
    37,300  NRG Energy, Inc.*                                                                839
                                                                                        --------
                                                                                           1,610
                                                                                        --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

------------------------------------------------------------------------------------------------
                                                                                          MARKET
NUMBER                                                                                     VALUE
OF SHARES   SECURITY                                                                       (000)
------------------------------------------------------------------------------------------------
            MULTI-UTILITIES (0.3%)
    14,000  Dominion Resources, Inc.                                                    $    445
     7,700  MDU Resources Group, Inc.                                                        142
    21,600  NiSource, Inc.                                                                   231
     8,400  Sempra Energy                                                                    384
                                                                                        --------
                                                                                           1,202
                                                                                        --------
            WATER UTILITIES (0.1%)
    16,900  American Water Works Co., Inc.                                                   292
                                                                                        --------
            Total Utilities                                                                7,471
                                                                                        --------
            Total Common Stocks (cost: $162,645)                                         157,911
                                                                                        --------

------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT
$(000)/
SHARES
------------------------------------------------------------------------------------------------
            PREFERRED SECURITIES (2.0%)

            CONSUMER STAPLES (0.2%)
            -----------------------
            AGRICULTURAL PRODUCTS (0.2%)
    15,000  Dairy Farmers of America, Inc., 7.88%,
              cumulative redeemable, perpetual(c)                                            818
                                                                                        --------
            FINANCIALS (1.6%)
            -----------------
            DIVERSIFIED BANKS (0.1%)
    $1,000  Lloyds Banking Group plc, 6.41%, perpetual(c)                                    391
                                                                                        --------
            LIFE & HEALTH INSURANCE (0.2%)
    65,000  Delphi Financial Group, Inc., 7.38%, perpetual                                   833
                                                                                        --------
            OTHER DIVERSIFIED FINANCIAL SERVICES (0.3%)
   100,000  Countrywide Capital V, 7.00%, cumulative
              redeemable, perpetual                                                        1,596
                                                                                        --------
            PROPERTY & CASUALTY INSURANCE (0.6%)
    17,500  Axis Capital Holdings Ltd., 7.50%, perpetual(a)                                1,217
    $2,500  White Mountains Re Group, 7.51%, perpetual(c)                                  1,403
                                                                                        --------
                                                                                           2,620
                                                                                        --------
            REINSURANCE (0.4%)
     1,500  Ram Holdings Ltd., 7.50%, non-cumulative, perpetual*                              68
    $3,000  Swiss Re Capital I LP, 6.85%, perpetual(c)                                     1,742
                                                                                        --------
                                                                                           1,810
                                                                                        --------

================================================================================

28  | USAA BALANCED STRATEGY FUND

================================================================================

------------------------------------------------------------------------------------------------
                                                                                          MARKET
NUMBER                                                                                     VALUE
OF SHARES   SECURITY                                                                       (000)
------------------------------------------------------------------------------------------------
            THRIFTS & MORTGAGE FINANCE (0.0%)
     5,000  Washington Mutual Capital Trust, 5.38%, cumulative convertible, perpetual   $     38
                                                                                        --------
            Total Financials                                                               7,288
                                                                                        --------
            TELECOMMUNICATION SERVICES (0.2%)
            ---------------------------------
            WIRELESS TELECOMMUNICATION SERVICES (0.2%)
     1,000  Centaur Funding Corp., 9.08%(c)                                                  666
                                                                                        --------
            U.S. GOVERNMENT (0.0%)
            ----------------------
    40,000  Fannie Mae, 8.25%, perpetual*                                                     29
    40,000  Freddie Mac, 8.38%, perpetual*                                                    21
                                                                                        --------
            Total U.S. Government                                                             50
                                                                                        --------
            Total Preferred Securities (cost: $15,561)                                     8,822
                                                                                        --------

            EXCHANGE-TRADED FUNDS (13.7%)
   780,000  iShares MSCI EAFE Index Fund(a)                                               36,972
   268,322  SPDR Trust Series 1                                                           24,796
                                                                                        --------
            Total Exchange-Traded Funds (cost: $86,612)                                   61,768
                                                                                        --------

            WARRANTS (0.0%)

            CONSUMER DISCRETIONARY (0.0%)
            -----------------------------
            RESTAURANTS (0.0%)
     1,356  Krispy Kreme Doughnuts, Inc.*                                                      -
                                                                                        --------
            Total Equity Securities (cost: $264,818)                                     228,501
                                                                                        --------
PRINCIPAL
AMOUNT                                                         COUPON
(000)                                                           RATE      MATURITY
            BONDS (36.5%)

            CORPORATE OBLIGATIONS (17.4%)

            CONSUMER DISCRETIONARY (0.4%)
            -----------------------------
            APPAREL & ACCESSORIES & LUXURY GOODS (0.1%)
   $ 1,000  Kellwood Co.                                         7.88%     7/15/2009         205
     1,000  Kellwood Co.                                         7.63     10/15/2017          50
                                                                                        --------
                                                                                             255
                                                                                        --------
            HOTELS, RESORTS, & CRUISE LINES (0.1%)
     1,000  Royal Caribbean Cruises Ltd.                         7.25      6/15/2016         745
                                                                                        --------
            HOUSEHOLD APPLIANCES (0.2%)
     1,500  Stanley Works Capital Trust I                        5.90     12/01/2045         842
                                                                                        --------
            Total Consumer Discretionary                                                   1,842
                                                                                        --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                 MARKET
AMOUNT                                                         COUPON                      VALUE
(000)       SECURITY                                            RATE      MATURITY         (000)
------------------------------------------------------------------------------------------------
            CONSUMER STAPLES (0.2%)
            -----------------------
            DRUG RETAIL (0.2%)
   $ 1,500  CVS Caremark Corp.                                  6.30%      6/01/2037    $  1,021
                                                                                        --------
            ENERGY (0.2%)
            -------------
            OIL & GAS STORAGE & TRANSPORTATION (0.2%)
     1,000  Enbridge Energy Partners, LP                        8.05      10/01/2037         656
                                                                                        --------
            FINANCIALS (14.4%)
            ------------------
            ASSET MANAGEMENT & CUSTODY BANKS (0.2%)
     2,400  American Capital Strategies Ltd.(a)                 8.60       8/01/2012       1,155
                                                                                        --------
            CONSUMER FINANCE (0.5%)
     1,000  Ford Motor Credit Co., LLC                          7.00      10/01/2013         807
     1,500  General Motors Acceptance Corp., LLC(a)             6.75      12/01/2014       1,254
                                                                                        --------
                                                                                           2,061
                                                                                        --------
            DIVERSIFIED BANKS (1.1%)
     1,000  Emigrant Bancorp, Inc.(c)                           6.25       6/15/2014         603
     2,500  First Tennessee Bank, N.A.                          5.65       4/01/2016       1,745
        91  U.S. Central Credit Union                           2.70       9/30/2009          88
     2,000  USB Realty Corp.(c)                                 6.09               -(d)    1,091
     1,000  Wells Fargo Capital XIII                            7.70               -(d)      780
     1,000  Wells Fargo Co.                                     7.98               -(d)      781
                                                                                        --------
                                                                                           5,088
                                                                                        --------
            DIVERSIFIED REAL ESTATE ACTIVITIES (0.3%)
     1,500  Brascan Corp.(a)                                    7.13       6/15/2012       1,366
                                                                                        --------
            INVESTMENT BANKING & BROKERAGE (0.2%)
     1,000  First Republic Bank Corp.                           7.75       9/15/2012         935
                                                                                        --------
            LIFE & HEALTH INSURANCE (1.8%)
     1,000  Great-West Life & Annuity Insurance Co.(c)          7.15       5/16/2046         758
     3,000  Lincoln National Corp.                              6.05       4/20/2017       1,710
     1,000  Lincoln National Corp.                              7.00       5/17/2066         608
     1,000  MetLife Capital Trust IV(c)                         7.88      12/15/2037         782
     1,000  MetLife Capital Trust X(c)                          9.25       4/08/2038         852
     2,000  Prudential Financial, Inc.                          8.88       6/15/2038       1,582
     4,000  StanCorp Financial Group, Inc.(a)                   6.90       6/01/2067       1,683
                                                                                        --------
                                                                                           7,975
                                                                                        --------
            MULTI-LINE INSURANCE (1.9%)
     6,000  Genworth Financial, Inc.                            6.15      11/15/2066       1,814
     5,000  Glen Meadow(c)                                      6.51       2/12/2067       2,474
     4,000  Oil Casualty Insurance Ltd.(c)                      8.00       9/15/2034       2,003
     5,500  Oil Insurance Ltd.(c)                               7.56               -(d)    2,260
                                                                                        --------
                                                                                           8,551
                                                                                        --------

================================================================================

30  | USAA BALANCED STRATEGY FUND

================================================================================

----------------------------------------------------------------------------------------------
PRINCIPAL                                                                                 MARKET
AMOUNT                                                         COUPON                      VALUE
(000)       SECURITY                                            RATE      MATURITY         (000)
----------------------------------------------------------------------------------------------
            OTHER DIVERSIFIED FINANCIAL SERVICES (0.5%)
   $ 1,000  General Electric Capital Corp.                       6.38%   11/15/2067     $    707
     4,500  Textron Financial Corp.(c)                           6.00     2/15/2067        1,577
                                                                                        --------
                                                                                           2,284
                                                                                        --------
            PROPERTY & CASUALTY INSURANCE (1.6%)
     1,500  Fund American Companies, Inc.(a)                     5.88     5/15/2013        1,204
     2,000  Liberty Mutual Group, Inc.(c)                        7.00     3/15/2037          901
     1,000  MBIA Insurance Co.(c)                               14.00     1/15/2033          410
     3,000  Progressive Corp.                                    6.70     6/15/2037        2,012
     1,000  Radian Group, Inc.                                   7.75     6/01/2011          586
     1,000  RLI Corp.(a)                                         5.95     1/15/2014        1,016
     1,500  Travelers Companies, Inc.                            6.25     3/15/2037        1,066
                                                                                        --------
                                                                                           7,195
                                                                                        --------
            REGIONAL BANKS (3.6%)
     4,000  CBG Florida REIT Corp.(c)                            7.11             -(d)       601
     1,000  Cullen/Frost Bankers, Inc.(a)                        5.75     2/15/2017          907
     2,500  Fifth Third Capital Trust IV                         6.50     4/15/2037        1,395
     2,000  Fulton Capital Trust I                               6.29     2/01/2036          754
     4,000  Huntington Capital III                               6.65     5/15/2037        2,272
     1,500  National City Preferred Capital Trust I             12.00             -(d)     1,488
     2,000  PNC Preferred Funding Trust(c)                       6.52             -(d)     1,135
     1,500  Popular North America Capital Trust I                6.56     9/15/2034          498
     3,000  Regions Financing Trust II                           6.63     5/15/2047        2,084
       500  Susquehanna Bancshares, Inc.                         2.83(e)  5/01/2014          205
     1,000  TCF National Bank                                    5.50     2/01/2016          536
     3,500  Webster Capital Trust IV                             7.65     6/15/2037        2,278
     3,000  Zions Bancorp                                        5.50    11/16/2015        2,051
                                                                                        --------
                                                                                          16,204
                                                                                        --------
            REITs - INDUSTRIAL (0.3%)
     1,500  ProLogis(a)                                          2.25     4/01/2037        1,174
                                                                                        --------
            REITs - OFFICE (0.1%)
     1,000  Brandywine Operating Partnership, LP                 5.70     5/01/2017          657
                                                                                        --------
            REITs - RETAIL (1.5%)
     2,500  Developers Diversified Realty Corp.(a)               3.50     8/15/2011        1,891
     3,000  New Plan Excel Realty Trust, Inc.(a)                 5.13     9/15/2012        1,605
     1,000  New Plan Excel Realty Trust, Inc.,
             acquired 2/20/2009; cost $340(f)                    7.68    11/02/2026          330
     2,000  Pan Pacific Retail Properties, Inc.(a)               7.95     4/15/2011        1,906
     1,500  Rouse Co., LP(c),(g)                                 6.75     5/01/2013          941
                                                                                        --------
                                                                                           6,673
                                                                                        --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                 MARKET
AMOUNT                                                         COUPON                      VALUE
(000)       SECURITY                                            RATE      MATURITY         (000)
------------------------------------------------------------------------------------------------
            REITs - SPECIALIZED (0.2%)
   $ 1,000  Hospitality Properties Trust                        5.13%      2/15/2015    $    751
                                                                                        --------
            SPECIALIZED FINANCE (0.4%)
     3,000  Financial Security Assurance Holdings Ltd.(c)       6.40      12/15/2066       1,125
     1,000  Syncora Holdings Ltd.                               6.88               -(d)        1
     1,500  XL Capital Ltd.                                     6.50               -(d)      751
                                                                                        --------
                                                                                           1,877
                                                                                        --------
            THRIFTS & MORTGAGE FINANCE (0.2%)
     1,000  Sovereign Bank                                      3.35(e)    6/20/2013         833
     1,000  Washington Mutual Preferred Funding Trust I(c),(g)  6.53               -(d)        1
     1,000  Washington Mutual Preferred Funding Trust IV(c),(g) 9.75               -(d)        1
                                                                                        --------
                                                                                             835
                                                                                        --------
            Total Financials                                                              64,781
                                                                                        --------
            INDUSTRIALS (0.4%)
            ------------------
            AIRLINES (0.2%)
     1,229  America West Airlines, Inc.
              Pass-Through Trust (INS)                          7.93       1/02/2019         920
                                                                                        --------
            BUILDING PRODUCTS (0.2%)
     1,000  USG Corp.                                           6.30      11/15/2016         730
                                                                                        --------
            Total Industrials                                                              1,650
                                                                                        --------
            UTILITIES (1.8%)
            ----------------
            ELECTRIC UTILITIES (1.3%)
     1,144  Cedar Brakes II, LLC(c)                             9.88       9/01/2013       1,170
       868  Entergy Gulf States, Inc.                           6.20       7/01/2033         717
     1,000  FPL Group Capital, Inc.                             6.35      10/01/2066         751
     1,081  Oglethorpe Power Corp.(a)                           6.97       6/30/2011       1,103
       463  Power Contract Financing, LLC(c)                    6.26       2/01/2010         454
     1,000  PPL Capital Funding, Inc.                           6.70       3/30/2067         691
     1,000  West Penn Power Co.                                 6.63       4/15/2012         995
                                                                                        --------
                                                                                           5,881
                                                                                        --------
            MULTI-UTILITIES (0.5%)
     2,000  Integrys Energy Group                               6.11      12/01/2066       1,222
         6  PNM Resources, Inc.                                 9.25       5/15/2015           5
     1,500  Wisconsin Energy Corp.                              6.25       5/15/2067       1,082
                                                                                        --------
                                                                                           2,309
                                                                                        --------
            Total Utilities                                                                8,190
                                                                                        --------
            Total Corporate Obligations (cost: $95,671)                                   78,140
                                                                                        --------

================================================================================

32  | USAA BALANCED STRATEGY FUND

================================================================================

------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                 MARKET
AMOUNT                                                         COUPON                      VALUE
(000)       SECURITY                                            RATE      MATURITY         (000)
------------------------------------------------------------------------------------------------
            EURODOLLAR AND YANKEE OBLIGATIONS (6.7%)

            ENERGY (0.5%)
            -------------
            INTEGRATED OIL & GAS (0.3%)
     $ 400  PEMEX Finance Ltd.                                  8.88%     11/15/2010    $    412
     1,500  Trans-Canada Pipelines Ltd.(a)                      6.35       5/15/2067         991
                                                                                        --------
                                                                                           1,403
                                                                                        --------
            OIL & GAS DRILLING (0.2%)
       909  Delek & Avner-Yam Tethys Ltd.(c)                    5.33       8/01/2013         908
                                                                                        --------
            Total Energy                                                                   2,311
                                                                                        --------
            FINANCIALS (5.7%)
            -----------------
            DIVERSIFIED BANKS (2.8%)
     1,000  ANZ Capital Trust I(c)                              4.48               -(d)      970
     2,000  Barclays Bank plc(c)                                7.38               -(d)    1,182
     1,500  Barclays Bank plc(c)                                5.93               -(d)      819
     2,000  BayernLB Capital Trust I                            6.20               -(d)      360
     1,500  BBVA International Preferred S.A. Unipersonal(c)    5.92               -(d)      901
     1,000  BOI Capital Funding Number 3, LP(c)                 6.11               -(d)      413
     1,000  Landsbanki Islands hf(c),(g)                        7.43               -(d)        1
     1,000  Lloyds TSB Group plc(c)                             6.27               -(d)      385
     1,000  Mizuho Capital Investment 1 Ltd.(c)                 6.69               -(d)      681
     1,000  National Capital Trust II(c)                        5.49               -(d)      591
     2,000  Natixis(c)                                         10.00               -(d)    1,102
     1,000  Nordea Bank AB(c)                                   5.42               -(d)      591
     2,000  Royal Bank of Scotland Group plc                    7.64               -(d)      753
     2,000  Skandinaviska Enskilda Banken AB(c)                 5.47               -(d)    1,061
     2,000  Societe Generale(c)                                 5.92               -(d)    1,262
     1,000  Standard Chartered plc(c)                           6.41               -(d)      691
     1,000  Sumitomo Mitsui Financial Group(c)                  6.08               -(d)      777
                                                                                        --------
                                                                                          12,540
                                                                                        --------
            LIFE & HEALTH INSURANCE (0.1%)
     1,000  AXA S.A.(c)                                         6.46               -(d)      602
                                                                                        --------
            MULTI-LINE INSURANCE (0.5%)
     4,625  ING Capital Funding Trust III                       8.44               -(d)    2,452
                                                                                        --------
            OTHER DIVERSIFIED FINANCIAL SERVICES (0.2%)
     1,000  ZFS Finance USA Trust II(c)                         6.45      12/15/2065         670
                                                                                        --------
            PROPERTY & CASUALTY INSURANCE (0.5%)
     1,000  Allied World Assurance Holdings Ltd.                7.50       8/01/2016         781
     1,000  Catlin Insurance Co. Ltd.(c)                        7.25               -(d)      480
     1,000  Mantis Reef Ltd. II(c)                              4.80      11/03/2009         983
                                                                                        --------
                                                                                           2,244
                                                                                        --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                 MARKET
AMOUNT                                                         COUPON                      VALUE
(000)       SECURITY                                            RATE      MATURITY         (000)
------------------------------------------------------------------------------------------------
            REGIONAL BANKS (0.6%)
   $ 1,500  Credit Agricole S.A.(c)                             6.64%              -(d) $    940
     2,000  Glitnir Banki hf(c),(g)                             7.45               -(d)        1
     3,000  Unicredito Italiano Capital Trust II(c)             9.20               -(d)    1,778
                                                                                        --------
                                                                                           2,719
                                                                                        --------
            REINSURANCE (0.8%)
     1,000  Endurance Specialty Holdings Ltd.                   6.15      10/15/2015         839
     1,000  Max USA Holdings Ltd.(c)                            7.20       4/14/2017         670
     1,500  Montpelier Re Holdings Ltd.(a)                      6.13       8/15/2013       1,097
     1,500  Platinum Underwriters Finance, Inc.(a)              7.50       6/01/2017       1,180
                                                                                        --------
                                                                                           3,786
                                                                                        --------
            SPECIALIZED FINANCE (0.2%)
     1,000  QBE Capital Funding II, LP(c)                       6.80               -(d)      691
                                                                                        --------
            Total Financials                                                              25,704
                                                                                        --------
            MATERIALS (0.5%)
            ----------------
            DIVERSIFIED METALS & MINING (0.5%)
     1,000  Glencore Finance S.A.                               8.00               -(d)      730
     2,000  Glencore Funding, LLC(c)                            6.00       4/15/2014       1,481
                                                                                        --------
            Total Materials                                                                2,211
                                                                                        --------
            Total Eurodollar and Yankee Obligations (cost: $45,223)                       30,226
                                                                                        --------

            ASSET-BACKED SECURITIES (6.2%)

            FINANCIALS (6.2%)
            -----------------
            ASSET-BACKED FINANCING (6.2%)
       316  Aerco Ltd.(c)                                       0.86(e)    7/15/2025         318
     2,000  AESOP Funding II, LLC(a),(c)                        0.54(e)    3/20/2012       1,421
       244  Airport Airplanes                                   0.72(e)    3/15/2019         183
     1,000  American Express Credit Account Master Trust        0.61(e)    9/15/2014         746
     1,000  American Express Credit Account Master Trust(c)     0.69(e)    9/15/2016         587
       763  AmeriCredit Automobile Receivables Trust            2.16(e)    1/12/2012         759
     1,000  AmeriCredit Automobile Receivables Trust            6.96      10/14/2014         915
     1,000  ARG Funding Corp.(c)                                4.84       5/20/2011         946
     1,000  Bank One Issuance Trust                             4.77       2/16/2016         811
     2,000  Bank One Issuance Trust                             1.14(e)    2/15/2017       1,368
       645  Capital One Auto Finance Trust (INS)                4.71       6/15/2012         646
     1,000  Capital One Auto Finance Trust                      0.37(e)    5/15/2013         901
     2,290  Capital One Multi-Asset Execution Trust(a)          6.00       8/15/2013       2,181
     1,000  Citibank Credit Card Issuance Trust                 6.30       6/20/2014         925
     1,220  CPS Auto Receivables Trust (INS)(a)                 6.48       7/15/2013       1,168
       656  Credit Acceptance Auto Dealer Loan Trust            6.16       4/15/2013         653
     1,000  Detroit Edison Securitization Funding, LLC(a)       6.42       3/01/2015       1,098

================================================================================

34  | USAA BALANCED STRATEGY FUND

================================================================================

------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                 MARKET
AMOUNT                                                         COUPON                      VALUE
(000)       SECURITY                                            RATE      MATURITY         (000)
------------------------------------------------------------------------------------------------
   $ 1,000  GE Capital Credit Card Master Note Trust            0.45%(e)   9/15/2012    $    974
     1,500  GE Dealer Floorplan Master Note Trust(a)            0.33(e)   10/20/2011       1,469
     1,000  GE Equipment Midticket, LLC                         0.66(e)    9/15/2017         464
     1,000  Hertz Vehicle Financing, LLC(c)                     5.01       2/25/2011         975
     1,000  Hertz Vehicle Financing, LLC(c)                     5.08      11/25/2011         943
       989  HSBC Automotive Trust                               4.94      11/19/2012       1,013
     1,000  Huntington Auto Trust(c)                            4.81       4/16/2012       1,029
     1,000  MBNA Master Credit Card Note Trust                  6.80       7/15/2014         943
     1,500  Rental Car Finance Corp.(c)                         0.45(e)    7/25/2013         770
       970  SLM Student Loan Trust                              1.64(e)   10/25/2038         692
     1,500  Triad Automobile Receivables Owners Trust(a)        5.43       7/14/2014       1,265
       278  UPFC Auto Receivables Trust                         5.75       9/15/2010         279
       699  USXL Funding, LLC (INS)(c)                          5.38       4/15/2014         640
     1,000  WFS Financial Owner Trust                           4.76       5/17/2013         895
                                                                                        --------
            Total Financials                                                              27,977
                                                                                        --------
            Total Asset-Backed Securities (cost: $28,103)                                 27,977
                                                                                        --------

            COMMERCIAL MORTGAGE SECURITIES (5.5%)

            FINANCIALS (5.5%)
            -----------------
            COMMERCIAL MORTGAGE-BACKED SECURITIES (5.4%)
     1,214  Banc of America Commercial Mortgage, Inc.           7.20       9/15/2032       1,225
     1,000  Banc of America Commercial Mortgage, Inc.           5.26(e)   11/10/2042         293
     2,000  Banc of America Commercial Mortgage, Inc.           5.96(e)    5/10/2045       1,195
     2,643  Banc of America Commercial Mortgage, Inc.(a)        5.18      10/10/2045       2,075
     2,429  Banc of America Commercial Mortgage, Inc.(a)        5.35(e)    9/10/2047       1,897
       390  Bear Stearns Commercial Mortgage Securities, Inc.   4.00       3/13/2040         379
     1,000  Bear Stearns Commercial Mortgage Securities, Inc.   5.69       6/11/2050         811
     1,000  Citigroup Commercial Mortgage Trust                 5.40(e)    7/15/2044         553
     3,000  Commercial Mortgage Loan Trust(a)                   6.22(e)   12/10/2049       1,544
     1,000  Credit Suisse First Boston Mortgage
              Securities Corp.                                  5.10       8/15/2038         549
       880  Credit Suisse First Boston Mortgage
              Securities Corp.                                  7.17       5/17/2040         838
       929  Credit Suisse First Boston Mortgage
              Securities Corp.                                  7.55       4/15/2062         941
     1,713  G-Force, LLC(c)                                     5.16      12/25/2039       1,200
     1,000  GE Capital Commercial Mortgage Corp.(a)             6.07       6/10/2038         998
     1,000  GE Capital Commercial Mortgage Corp.                5.51(e)   11/10/2045         192
     1,000  GMAC Commercial Mortgage Securities, Inc.           4.75       5/10/2043         661
     1,000  GMAC Commercial Mortgage Security, Inc.(a)          4.81       5/10/2043         560
       407  Government Lease Trust(c)                           6.48       5/18/2011         424
     1,000  GS Mortgage Securities Corp. II(a)                  4.78       7/10/2039         504
     1,000  J.P. Morgan Chase Commercial
              Mortgage Securities Corp.(a)                      4.82       9/12/2037         899
     1,000  J.P. Morgan Chase Commercial
              Mortgage Securities Corp.                         4.99       9/12/2037         554

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                 MARKET
AMOUNT                                                         COUPON                      VALUE
(000)       SECURITY                                            RATE      MATURITY         (000)
------------------------------------------------------------------------------------------------
   $ 1,500  J.P. Morgan Chase Commercial
              Mortgage Securities Corp.(a)                      5.81%      6/12/2043    $  1,192
     1,000  Merrill Lynch Mortgage Trust                        5.83(e)    6/12/2050         759
       504  Merrill Lynch Mortgage Investors, Inc.              7.56      11/15/2031         499
     1,500  Mortgage Capital Funding, Inc.(a)                   7.19(e)    6/18/2030       1,482
     2,000  Prudential Mortgage Capital Funding, LLC(a)         6.76       5/10/2034       2,027
                                                                                        --------
                                                                                          24,251
                                                                                        --------
            INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (0.1%)
     9,705  Greenwich Capital Commercial Funding Corp.,
              acquired 8/13/2003; cost $43(c),(f)               1.99       1/11/2035         105
     2,000  J.P. Morgan Chase Commercial Mortgage Securities
              Corp., acquired 4/09/2009; cost $150(f)           6.01       6/15/2049         181
                                                                                        --------
                                                                                             286
                                                                                        --------
            Total Financials                                                              24,537
                                                                                        --------
            Total Commercial Mortgage Securities (cost: $25,306)                          24,537
                                                                                        --------

            U.S. GOVERNMENT AGENCY ISSUES (0.0%)(h)

            INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (0.0%)
     3,553  Government National Mortgage Assn. (cost: $40)      1.75       7/16/2010          40
                                                                                        --------
            MUNICIPAL BONDS (0.7%)
            ----------------------
            CASINOS & GAMING (0.5%)
     2,000  Mashantucket (Western) Pequot Tribe(c)              5.91       9/01/2021       1,001
     1,270  Seneca Nation of Indians Capital
              Improvements Auth.(a)                             6.75      12/01/2013       1,193
                                                                                        --------
                                                                                           2,194
                                                                                        --------
            OIL & GAS STORAGE & TRANSPORTATION (0.1%)
       301  California Maritime Infrastructure Auth.            6.63      11/01/2009         302
                                                                                        --------
            SPECIAL ASSESSMENT/TAX/FEE (0.1%)
       935  Erie County Tobacco Asset Securitization Corp.      6.00       6/01/2028         565
                                                                                        --------
            Total Municipal Bonds (cost: $4,477)                                           3,061
                                                                                        --------
            Total Bonds (cost: $198,820)                                                 163,981
                                                                                        --------

            MONEY MARKET INSTRUMENTS (11.8%)

            COMMERCIAL PAPER (0.4%)

            CONSUMER DISCRETIONARY (0.4%)
            -----------------------------
            HOUSEHOLD APPLIANCES (0.4%)
     1,749  Black & Decker Corp.(c),(i)                         2.05       6/01/2009       1,749
                                                                                        --------

            U.S. TREASURY BILLS (1.7%)
     7,625  1.13%, 6/11/2009(l),(m)                                                        7,625
                                                                                        --------

================================================================================

36  | USAA BALANCED STRATEGY FUND

================================================================================

------------------------------------------------------------------------------------------------
                                                                                          MARKET
NUMBER                                                                                     VALUE
OF SHARES     SECURITY                                                                     (000)
------------------------------------------------------------------------------------------------
              MONEY MARKET FUNDS (9.7%)
43,907,810    State Street Institutional Liquid Reserve Fund, 0.55%(j),(l)              $ 43,908
                                                                                        --------
              Total Money Market Instruments (cost: $53,281)                              53,282
                                                                                        --------

PRINCIPAL
AMOUNT
(000)
              SHORT-TERM INVESTMENTS PURCHASED WITH CASH
              COLLATERAL FROM SECURITIES LOANED (0.2%)

              REPURCHASE AGREEMENTS (0.0%)
      $100    Credit Suisse First Boston LLC, 0.18%,
                acquired on 5/29/2009 and due 6/01/2009 at
                $100 (collateralized by $105 of U.S. Treasury,
                0.23%(k), due 10/22/2009; market value $105)                                 100
       100    Deutsche Bank Securities, Inc., 0.17%,
                acquired on 5/29/2009 and due 6/01/2009 at
                $100 (collateralized by $95 of Fannie Mae(h),(+), 6.63%,
                due 11/15/2010; market value $103)                                           100
                                                                                        --------
              Total Repurchase Agreements                                                    200
                                                                                        --------

NUMBER
OF SHARES
              MONEY MARKET FUNDS (0.2%)
   845,634    BlackRock Liquidity Funds TempFund, 0.54%(j)                                   846
                                                                                        --------
              Total Short-term Investments Purchased With Cash
              Collateral From Securities Loaned (cost: $1,046)                             1,046
                                                                                        --------

              TOTAL INVESTMENTS (COST: $517,965)                                        $446,810
                                                                                        ========

-------------------------------------------------------------------------------------------------
NUMBER
OF CONTRACTS
------------------------------------------------------------------------------------------------
              PURCHASED OPTIONS (0.3%)
       594    Put - On Russell 2000 Index expiring July 18, 2009 at 450                      582
       899    Put - On S&P 500 Index expiring July 18, 2009 at 800                           674
                                                                                        --------

              TOTAL PURCHASED OPTIONS (COST: $2,007)                                    $  1,256
                                                                                        ========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  37

================================================================================

------------------------------------------------------------------------------------------------
                                                                                          MARKET
NUMBER                                                                                     VALUE
OF CONTRACTS  SECURITY                                                                     (000)
------------------------------------------------------------------------------------------------
              WRITTEN OPTIONS (0.2%)
     (594)    Put - On Russell 2000 Index expiring June 20, 2009 at 400                 $    (52)
     (899)    Put - On S&P 500 Index expiring June 20, 2009 at 725                           (81)
     (594)    Call - On Russell 2000 Index expiring June 20, 2009 at 530                    (317)
     (899)    Call - On S&P 500 Index expiring June 20, 2009 at 970                         (324)
                                                                                        --------

              TOTAL WRITTEN OPTIONS (PREMIUMS RECEIVED: $1,841)                         $   (774)
                                                                                        ========

================================================================================

38  | USAA BALANCED STRATEGY FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2009

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

    The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 16.0% of net assets at May 31, 2009.

o   CATEGORIES AND DEFINITIONS

    EURODOLLAR AND YANKEE OBLIGATIONS -- Eurodollar obligations are dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

    INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS IOs) -- represent the right to receive only the interest payments on an underlying pool of commercial mortgage loans. The purchase yield reflects an anticipated yield based upon interest rates at the time of purchase and the estimated timing and amount of future cash flows. Coupon rates after purchase vary from period to period. The principal amount represents the notional amount of the underlying pool on which current interest is calculated. CMBS IOs are backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  39

================================================================================

    penalties. This serves to moderate their prepayment risk. CMBS IOs are subject to recessionary default-related prepayments that may have a negative impact on yield.

    WARRANTS -- entitle the holder to buy a proportionate amount of common stock at a specified price for a stated period.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    iShares Exchange-traded funds, managed by Barclays Global Fund Advisors, that represent a portfolio of stocks designed to closely track a specific market index. iShares funds are traded on securities exchanges.

    REIT      Real estate investment trust

    SPDR Exchange-traded funds, managed by State Street Global Advisers, that represent a portfolio of stocks designed to closely track a specific market index. SPDR is an acronym for the first member of the fund family, Standard & Poor's Depositary Receipts, which tracks the S&P Index. SPDRs are traded on securities exchanges.

    CREDIT ENHANCEMENTS -- add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

    (INS) Principal and interest payments are insured by one of the following: AMBAC Assurance Corp., Financial Guaranty Insurance Co., or Financial Security Assurance Holdings Ltd. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

================================================================================

40  | USAA BALANCED STRATEGY FUND

================================================================================

o   SPECIFIC NOTES

    (a) At May 31, 2009, the security, or a portion thereof, is segregated to cover the notional value of outstanding written call options.

    (b) The security or a portion thereof was out on loan as of May 31, 2009.

    (c) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Investment Management Company (the Manager) under liquidity guidelines approved by the Board of Trustees, unless otherwise noted as illiquid.

    (d) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

    (e) Variable-rate or floating-rate security -- interest rate is adjusted periodically. The interest rate disclosed represents the current rate at May 31, 2009.

    (f) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board of Trustees. The aggregate market value of these securities at May 31, 2009, was $616,000, which represented 0.1% of the Fund's net assets.

    (g) Currently the issuer is in default with respect to interest and/or principal payments.

    (h) U.S. government agency issues -- mortgage-backed securities issued by Government National Mortgage Association (GNMA) and certain other U.S. government guaranteed securities are supported by the full faith and credit of the U.S. government. Securities issued by government-sponsored enterprises, indicated with "+" are supported only by the right of the government-sponsored enterprise to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the government-sponsored enterprises' obligations, or

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  41

================================================================================

        by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

    (i) Commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Unless this commercial paper is subsequently registered, a resale of this commercial paper in the United States must be effected in a transaction exempt from registration under the Securities Act of 1933.
        Section 4(2) commercial paper is normally resold to other investors through or with the assistance of the issuer or an investment dealer who makes a market in this security, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board of Trustees, unless otherwise noted as illiquid.

    (j) Rate represents the money market fund annualized seven-day yield at May 31, 2009.

    (k) Zero-coupon security. Rate represents the effective yield at the date of purchase.

    (l) Security, or a portion thereof, is segregated to cover the value of open futures contracts at May 31, 2009, as shown in the following table:

                                                                                            UNREALIZED
                                                                     VALUE AT              APPRECIATION/
TYPE OF FUTURE       EXPIRATION    CONTRACTS    POSITION    TRADE DATE    MAY 31, 2009     DEPRECIATION
--------------------------------------------------------------------------------------------------------
S&P 500 E Mini
   Index Futures     June 2009        142         Long      $ 6,002,000   $ 6,519,000        $  517,000
Russell 2000 Mini
   Index Futures     June 2009        597         Long       23,377,000    29,927,000         6,550,000
--------------------------------------------------------------------------------------------------------
                                                            $29,379,000   $36,446,000        $7,067,000
--------------------------------------------------------------------------------------------------------

    (m) Security with a value of $7,625,000 is segregated as collateral for initial margin requirements on open futures contracts.

      * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

42  | USAA BALANCED STRATEGY FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

May 31, 2009

--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at market value
    (including securities on loan of $1,012) (cost of $517,965)               $ 446,810
  Purchased options, at market value (cost of $2,007)                             1,256
  Cash                                                                                3
  Receivables:
    Capital shares sold                                                             322
    USAA Investment Management Company (Note 6D)                                    634
    USAA Transfer Agency Company (Note 6E)                                           40
    Dividends and interest                                                        4,364
    Securities sold                                                                   4
    Other                                                                            26
  Variation margin on futures contracts                                             768
                                                                              ---------
      Total assets                                                              454,227
                                                                              ---------
LIABILITIES
  Payables:
    Upon return of securities loaned                                              1,046
    Securities purchased                                                          1,875
    Capital shares redeemed                                                         166
    Written options, at market value (premiums received of $1,841)                  774
  Accrued management fees                                                           252
  Accrued transfer agent's fees                                                       9
  Other accrued expenses and payables                                               121
                                                                              ---------
      Total liabilities                                                           4,243
                                                                              ---------
        Net assets applicable to capital shares outstanding                   $ 449,984
                                                                              =========
NET ASSETS CONSIST OF:
  Paid-in capital                                                             $ 630,058
  Accumulated undistributed net investment income                                 3,420
  Accumulated net realized loss on investments, options, and
    futures transactions                                                       (119,722)
  Net unrealized depreciation of investments, options, and futures contracts    (63,772)
                                                                              ---------
        Net assets applicable to capital shares outstanding                   $ 449,984
                                                                              =========
  Capital shares outstanding, unlimited number of shares
    authorized, no par value                                                     44,654
                                                                              =========
  Net asset value, redemption price, and offering price per share             $   10.08
                                                                              =========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  43

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended May 31, 2009

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends                                                                  $   7,172
   Interest                                                                      16,228
   Securities lending (net)                                                          96
                                                                              ---------
         Total income                                                            23,496
                                                                              ---------
EXPENSES
   Management fees                                                                3,168
   Administration and servicing fees                                                688
   Transfer agent's fees                                                          2,136
   Custody and accounting fees                                                      183
   Postage                                                                          125
   Shareholder reporting fees                                                        60
   Trustees' fees                                                                    10
   Registration fees                                                                 34
   Professional fees                                                                 74
   Other                                                                             19
                                                                              ---------
         Total expenses                                                           6,497
   Expenses paid indirectly                                                          (1)
   Expenses reimbursed                                                           (1,908)
                                                                              ---------
         Net expenses                                                             4,588
                                                                              ---------
NET INVESTMENT INCOME                                                            18,908
                                                                              ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
OPTIONS, AND FUTURES CONTRACTS
   Net realized gain (loss) on:
      Unaffiliated transactions                                                 (81,849)
      Affiliated transactions (Note 8)                                             (603)
      Options                                                                     1,402
      Futures transactions                                                      (20,082)
   Change in net unrealized appreciation/depreciation of:
      Investments                                                               (77,587)
      Options                                                                       196
      Futures contracts                                                           4,780
                                                                              ---------
         Net realized and unrealized loss                                      (173,743)
                                                                              ---------
   Decrease in net assets resulting from operations                           $(154,835)
                                                                              =========

See accompanying notes to financial statements.

================================================================================

44  | USAA BALANCED STRATEGY FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended May 31,

--------------------------------------------------------------------------------

                                                                       2009             2008
--------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                          $  18,908        $  16,431
   Net realized loss on investments                                 (82,452)         (11,486)
   Net realized gain on options                                       1,402              210
   Net realized loss on futures transactions                        (20,082)          (2,397)
   Change in net unrealized appreciation/depreciation of:
      Investments                                                   (77,587)         (29,275)
      Options                                                           196              120
      Futures contracts                                               4,780            1,430
                                                                  --------------------------
      Decrease in net assets resulting from operations             (154,835)         (24,967)
                                                                  --------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                            (17,911)         (16,531)
   Net realized gains                                                   (78)         (30,369)
                                                                  --------------------------
      Distributions to shareholders                                 (17,989)         (46,900)
                                                                  --------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                         89,126          124,118
   Reinvested dividends                                              17,794           46,415
   Cost of shares redeemed                                         (106,338)        (138,260)
                                                                  --------------------------
      Increase in net assets from capital share transactions            582           32,273
                                                                  --------------------------
   Capital contribution from USAA Transfer
      Agency Company (Note 6E)                                           40                -
                                                                  --------------------------
   Net decrease in net assets                                      (172,202)         (39,594)
NET ASSETS
   Beginning of year                                                622,186          661,780
                                                                  --------------------------
   End of year                                                    $ 449,984        $ 622,186
                                                                  ==========================
Accumulated undistributed net investment income:
   End of year                                                    $   3,420        $   2,423
                                                                  ==========================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                        8,741            8,588
   Shares issued for dividends reinvested                             1,730            3,188
   Shares redeemed                                                  (10,214)          (9,518)
                                                                  --------------------------
      Increase in shares outstanding                                    257            2,258
                                                                  ==========================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  45

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2009

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940 (the 1940 Act), as amended, is a management investment company organized as a Delaware statutory trust consisting of 45 separate funds. The information presented in this annual report pertains only to the USAA Balanced Strategy Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek high total return, with reduced risk over time, through an asset allocation strategy that seeks a combination of long-term growth of capital and current income.

A. SECURITY VALUATION -- The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

   1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

   2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE

================================================================================

46  | USAA BALANCED STRATEGY FUND

================================================================================

      is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, USAA Investment Management Company (the Manager), an affiliate of the Fund, and the Fund's subadvisers, if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadvisers have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Manager, under valuation procedures approved by the Trust's Board of Trustees, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

   3. Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

   4. Futures are valued based upon the last sale price at the close of market on the principal exchange on which they are traded.

   5. Options are valued by a pricing service at the National Best Bid/Offer
      (NBBO) composite price, which is derived from the best

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

      available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

   6. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

   7. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

   8. Repurchase agreements are valued at cost, which approximates market value.

   9. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager in consultation with the Fund's subadvisers, if applicable, under valuation procedures approved by the Trust's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

================================================================================

48  | USAA BALANCED STRATEGY FUND

================================================================================

      Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS -- Effective June 1, 2008, the Fund adopted Statement of Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements" (SFAS 157). This standard clarifies the definition of fair value, establishes a framework for measuring fair value, and requires additional disclosures about the use of fair value measurements.

   SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, and establishes a three-level valuation hierarchy for disclosure purposes. The valuation hierarchy is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

   Level 1 -- inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

   Level 2 -- inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices.

   Level 3 -- inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Fund's own assumptions in determining the fair value.

   The inputs or methodology used for valuing securities is not necessarily an indication of the risk associated with investing in those securities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

   The following is a summary of the inputs used to value the Fund's assets as of May 31, 2009:

                                                  INVESTMENTS IN     PURCHASED    OTHER FINANCIAL
VALUATION INPUTS                                      SECURITIES       OPTIONS       INSTRUMENTS*
-------------------------------------------------------------------------------------------------
Level 1 -- Quoted Prices                            $266,087,000    $1,256,000         $7,067,000
Level 2 -- Other Significant Observable Inputs       180,723,000             -                  -
Level 3 -- Significant Unobservable Inputs                     -             -                  -
-------------------------------------------------------------------------------------------------
Total                                               $446,810,000    $1,256,000         $7,067,000
-------------------------------------------------------------------------------------------------

  *Other financial instruments are derivative instruments not reflected in the portfolio of investments, such as futures, which are valued at the unrealized appreciation/depreciation on the investment.

   The following is a summary of the inputs used to value the Fund's liabilities as of May 31, 2009:

   VALUATION INPUTS                                             WRITTEN OPTIONS
   ----------------------------------------------------------------------------
   Level 1 -- Quoted Prices                                            $774,000
   Level 2 -- Other Significant Observable Inputs                             -
   Level 3 -- Significant Unobservable Inputs                                 -
   ----------------------------------------------------------------------------
   Total                                                               $774,000
   ----------------------------------------------------------------------------

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - Effective December 1, 2008, the Fund adopted SFAS No. 161, "DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES -- AN AMENDMENT OF FINANCIAL ACCOUNTING STANDARDS BOARD
   (FASB) STATEMENT NO. 133" (SFAS 161) -- This standard requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements, if any.

   The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, and options on futures contracts under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in

================================================================================

50  | USAA BALANCED STRATEGY FUND

================================================================================

   circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class, or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the trade.

   FUTURES CONTRACTS -- The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

   OPTION TRANSACTIONS -- The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use options on underlying instruments, namely, equity securities, ETFs, and equity indexes, to gain exposure to, or hedge against, changes in the value of equity securities, ETFs, or equity indexes. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying instrument at a specified price during a specified period. Conversely, a put option gives the purchaser the right to sell,

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

   and the writer the obligation to buy, the underlying instrument at a specified price during a specified period. The purchaser of the option pays a premium to the writer of the option.

   Premiums paid for purchased options are included in the Fund's statement of assets and liabilities as an investment. If a purchased option expires unexercised, the premium paid is recognized as a realized loss. If a purchased call option on a security is exercised, the cost of the security acquired includes the exercise price and the premium paid. If a purchased put option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium paid. The risk associated with purchasing a call or put option is limited to the premium paid.

   Premiums received from writing options are included in the Fund's statement of assets and liabilities as a liability. If a written option expires unexercised, the premium received is recognized as a realized gain. If a written call option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium received. If a written put option on a security is exercised, the cost of the security acquired is the exercise price paid less the premium received. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

   In an attempt to reduce the Fund's volatility over time, the Fund may implement an equity index option-based strategy which involves selling index call options and purchasing index put options or index put spread options against a highly correlated stock portfolio. The combination of the diversified stock portfolio with the index call and put options is designed to provide the Fund with consistent returns over a wide range of equity market environments. This strategy may not fully protect the Fund against declines in the portfolio's value, and the Fund could experience a loss. Options on securities indexes are different from options on individual securities in that the holder of the index options contract has the right to receive an amount

================================================================================

52  | USAA BALANCED STRATEGY FUND

================================================================================

   of cash equal to the difference between the exercise price and the closing price of the underlying index on exercise date. If an option on an index is exercised, the realized gain or loss is determined from the exercise price, the value of the underlying index, and the amount of the premium.

FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF MAY 31, 2009 (IN THOUSANDS)

                                          ASSET DERIVATIVES          LIABILITY DERIVATIVES
---------------------------------------------------------------------------------------------
                                   STATEMENT OF                    STATEMENT OF
DERIVATIVES NOT ACCOUNTED          ASSETS AND                      ASSETS AND
FOR AS HEDGING INSTRUMENTS         LIABILITIES                     LIABILITIES
UNDER STATEMENT 133                LOCATION         FAIR VALUE     LOCATION        FAIR VALUE
---------------------------------------------------------------------------------------------
Equity contracts                   Purchased          $8,323*      Payables:          $774
                                   options; Net                    Written options
                                   unrealized
                                   depreciation of
                                   investments,
                                   options, and
                                   futures contracts
---------------------------------------------------------------------------------------------

*Includes cumulative appreciation (depreciation) of futures contracts as reported in notes to portfolio of investments. Only current day's variation margin is reported within the statement of assets & liabilities.

THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS DURING THE PERIOD
DECEMBER 1, 2008 - MAY 31, 2009* (IN THOUSANDS)

                                                                                  CHANGE IN
DERIVATIVES NOT                                                                   UNREALIZED
ACCOUNTED FOR AS               STATEMENT OF                   REALIZED            APPRECIATION
HEDGING INSTRUMENTS            OPERATIONS                     GAIN (LOSS)         (DEPRECIATION)
UNDER STATEMENT 133            LOCATION                       ON DERIVATIVES      ON DERIVATIVES
------------------------------------------------------------------------------------------------
Equity contracts               Net realized gain (loss)          $(19,041)            $20,790
                               on options and futures
                               transactions / Change in
                               net unrealized
                               appreciation/depreciation
                               of options and futures
                               contracts
------------------------------------------------------------------------------------------------

   *The statement of operations reflects the year ended May 31, 2009, while the schedule reflects the period December 1, 2008 - May 31, 2009. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

D. FEDERAL TAXES -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

E. INVESTMENTS IN SECURITIES -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

F. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with commercial banks or recognized security dealers. These agreements are collateralized by underlying securities. The collateral obligations are marked-to-market daily to ensure their value is equal to or in excess of the repurchase agreement price plus accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. Repurchase agreements are subject to credit risk, and the Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

G. FOREIGN CURRENCY TRANSLATIONS -- The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following basis:

   1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

================================================================================

54  | USAA BALANCED STRATEGY FUND

================================================================================

   2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

H. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS -- Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested. The Fund had no delayed-delivery or when-issued commitments as of May 31, 2009.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

I. EXPENSES PAID INDIRECTLY -- A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to reduce the Fund's expenses. For the year ended May 31, 2009, custodian and other bank credits reduced the Fund's expenses by $1,000. For the year ended May 31, 2009, the Fund did not incur any brokerage commission recapture credits.

J. INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

K. USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $750 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. Prior to September 25, 2008, the committed loan agreement was $300 million. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup.

================================================================================

56  | USAA BALANCED STRATEGY FUND

================================================================================

The USAA funds that are party to the loan agreement are assessed facility fees by CAPCO based on the funds' assessed proportionate share of CAPCO's operating expenses related to obtaining and maintaining CAPCO's funding programs in total (in no event to exceed 0.07% annually of the amount of the committed loan agreement). The facility fees are allocated among the funds based on their respective average net assets for the period.

For the year ended May 31, 2009, the Fund paid CAPCO facility fees of $2,000, which represents 1.2% of the total fees paid to CAPCO by the USAA funds. The Fund had no borrowings under this agreement during the year ended May 31, 2009.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

The tax character of distributions paid during the years ended May 31, 2009, and 2008, was as follows:

                                                          2009           2008
                                                      --------------------------
Ordinary income*                                      $17,989,000    $42,895,000
Long-term realized capital gains                                -      4,005,000

*Includes distribution of short-term realized capital gains, if any, which are taxable as ordinary income.

As of May 31, 2009, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income                                     $   3,441,000
Accumulated capital and other losses                               (108,250,000)
Unrealized depreciation                                             (75,995,000)

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  57

================================================================================

The difference between book-basis and tax-basis unrealized depreciation of investments is attributable to the tax deferral of losses on wash sales and the mark-to-market of open futures contracts.

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At May 31, 2009, the Fund had a current post-October loss of $50,116,000 and capital loss carryovers of $58,135,000, for federal income tax purposes. The post-October loss will be recognized on the first day of the following fiscal year. If not offset by subsequent capital gains, the capital loss carryovers will expire in 2017. It is unlikely that the Trust's Board of Trustees will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been used or expire.

Financial Accounting Standards Board (FASB) Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" (FIN 48), provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the statement of operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the year ended May 31, 2009, the Fund did not incur any income tax, interest, or penalties. As of May 31, 2009, the Manager has reviewed all open tax years and concluded that FIN 48 resulted in no impact to the Fund's net assets or results of operations. Tax years ended May 31, 2006, through May 31, 2009, remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Manager will monitor its tax positions under FIN 48 to determine if adjustments to this conclusion are necessary.

================================================================================

58  | USAA BALANCED STRATEGY FUND

================================================================================

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2009, were $472,524,000 and $468,605,000, respectively.

As of May 31, 2009, the cost of securities, including short-term securities, for federal income tax purposes, was $524,061,000.

Gross unrealized appreciation and depreciation of investments as of May 31, 2009, for federal income tax purposes, were $22,064,000 and $98,059,000, respectively, resulting in net unrealized depreciation of $75,995,000.

For the year ended May 31, 2009, transactions in written call and put options* were as follows:

                                                                      PREMIUMS
                                          NUMBER OF                   RECEIVED
                                          CONTRACTS                    (000s)
                                        ----------------------------------------
Outstanding at May 31, 2008                  572                      $   671
Options written                            5,356                        3,996
Options terminated in closing
  purchase transactions                   (2,370)                      (2,155)
Options expired                             (572)                        (671)
                                        ----------------------------------------
Outstanding at May 31, 2009                2,986                      $ 1,841
                                        ========================================

*Refer to Note 1C for a discussion of derivative instruments and how they are accounted for in the Fund's financial statements.

(5) LENDING OF PORTFOLIO SECURITIES

The Fund, through its third-party securities-lending agent, Wachovia Global Securities Lending (Wachovia), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with cash collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Cash collateral is invested in high-quality

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  59

================================================================================

short-term investments. Cash collateral requirements are determined daily based on the prior business day's ending value of securities loaned. Imbalances in cash collateral may occur on days where market volatility causes security prices to change significantly, and are adjusted the next business day. The Fund and Wachovia retain 80% and 20%, respectively, of the income earned from the investment of cash received as collateral, net of any expenses associated with the lending transaction. Wachovia receives no other fees from the Fund for its services as securities-lending agent. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. Wachovia Bank, N.A., parent company of Wachovia, has agreed to indemnify the Fund against any losses due to counterparty default in securities-lending transactions. For the year ended May 31, 2009, the Fund received securities-lending income of $96,000, which is net of the 20% income retained by Wachovia. As of May 31, 2009, the Fund loaned securities having a fair market value of approximately $1,012,000 and received cash collateral of $1,046,000 for the loans, which was invested in short-term investments, as noted in the Fund's portfolio of investments.

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES -- The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund and for directly managing the day-to-day investment of a portion of the Fund's assets, subject to the authority of and supervision by the Trust's Board of Trustees. The Manager is also authorized to select (with approval of the Trust's Board of Trustees and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets. The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically recommends to the Trust's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible

================================================================================

60  | USAA BALANCED STRATEGY FUND

================================================================================

   for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and the Manager can change the allocations without shareholder approval.

   The investment management fee for the Fund is composed of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets for the fiscal year.

   The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Balanced Funds Index over the performance period. The Lipper Balanced Funds Index tracks the total return performance of the 30 largest funds in the Lipper Balanced Funds category. The performance period for the Fund consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

   OVER/UNDER PERFORMANCE               ANNUAL ADJUSTMENT RATE
   RELATIVE TO INDEX(1)                 AS A % OF THE FUND'S AVERAGE NET ASSETS
   ----------------------------------------------------------------------------
   +/- 1.00% to 4.00%                   +/- 0.04%

   +/- 4.01% to 7.00%                   +/- 0.05%

   +/- 7.01% and greater                +/- 0.06%

   (1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%.

   The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is the performance adjustment; a positive adjustment in the case of overperformance, or a negative adjustment in the case of underperformance.

   Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Balanced Funds Index over that period, even if the Fund had overall negative returns during the performance period.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  61

================================================================================

   For the year ended May 31, 2009, the Fund incurred total management fees, paid or payable to the Manager, of $3,168,000, which is net of a (0.06)% performance adjustment of $(273,000).

B. SUBADVISORY ARRANGEMENTS -- The Manager has entered into an investment subadvisory agreement with Deutsche Investment Management Americas Inc.
   (DIMA) and Credit Suisse Securities (USA) LLC (CSSU) for its Volaris Volatility Management Group (Volaris Group), under which DIMA directs the investment and reinvestment of a portion of the Fund's assets invested in equity securities (as allocated from time to time by the Manager) and Volaris Group directs the investment and reinvestment of the portion of the Fund's assets invested in index options (as allocated from time to time by the Manager).

   The Manager (not the Fund) pays DIMA a subadvisory fee in an annual amount of 0.15% of the portion of the Fund's average net assets that DIMA manages. For the year ended May 31, 2009, the Manager incurred subadvisory fees, paid or payable to DIMA, of $319,000.

   The Manager (not the Fund) pays CSSU's Volaris Group a subadvisory fee based on the total notional amount of the options contracts that CSSU's Volaris Group manages in the USAA Balanced Strategy Fund, the USAA Cornerstone Strategy Fund, the USAA First Start Growth Fund, the USAA Total Return Strategy Fund, and the USAA Global Opportunities Fund, in an annual amount of 0.23% on the first $50 million of the total notional amount; 0.20% on the total notional amount over $50 million and up to $250 million; 0.12% on the total notional amount over $250 million and up to $500 million; 0.10% on the total notional amount over $500 million and up to $2 billion; and 0.08% on the total notional amount over $2 billion. The notional amount is based on the daily closing price of the index that underlies the written options strategy for the Fund. For the year ended May 31, 2009, the Manager incurred subadvisory fees for the Fund, paid or payable to CSSU's Volaris Group of $28,000.

================================================================================

62  | USAA BALANCED STRATEGY FUND

================================================================================

C. ADMINISTRATION AND SERVICING FEES -- The Manager provides certain administration and shareholder servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. For the year ended May 31, 2009, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $688,000.

   In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Trust's Board of Trustees has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended May 31, 2009, the Fund reimbursed the Manager $8,000 for these compliance and legal services. These expenses are included in the professional fees expenses on the Fund's statement of operations.

D. EXPENSE LIMITATION -- The Manager has voluntarily agreed to limit the annual expenses of the Fund to 1.00% of its average annual net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and will reimburse the Fund for all expenses in excess of that amount. The Manager may modify or terminate this voluntary agreement at any time. For the year ended May 31, 2009, the Fund incurred reimbursable expenses of $1,908,000, of which $634,000 was receivable from the Manager.

E. TRANSFER AGENT'S FEES -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out of pocket expenses. The Fund also pays SAS fees that are related to the administration and servicing of accounts that are traded on an omnibus basis. For the year ended May 31, 2009, the Fund incurred transfer agent's fees, paid or payable to SAS, of $2,136,000. The Fund recorded a capital contribution from SAS of $40,000 for adjustments related to corrections to shareholder transactions, which was receivable at May 31, 2009.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  63

================================================================================

F. UNDERWRITING SERVICES -- The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the year ended May 31, 2009, in accordance with affiliated transaction procedures approved by the Trust's Board of Trustees, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA fund at the then-current market price with no brokerage commissions incurred.

                                             COST TO           NET REALIZED
    SELLER                 PURCHASER        PURCHASER      GAIN (LOSS) TO SELLER
--------------------------------------------------------------------------------
USAA Balanced       USAA High-Yield
  Strategy Fund        Opportunities Fund     755,000            (247,000)
USAA Balanced       USAA Short-Term
  Strategy Fund        Bond Fund            2,505,000               2,000
USAA Balanced       USAA Intermediate-Term
  Strategy Fund        Bond Fund              643,000            (358,000)
USAA Cornerstone    USAA Balanced
  Strategy Fund        Strategy Fund        1,506,000               1,000

(9) NEW ACCOUNTING PRONOUNCEMENTS

A. SFAS NO. 159, "THE FAIR VALUE OPTION FOR FINANCIAL ASSETS AND FINANCIAL LIABILITIES" (SFAS 159) -- In February 2007, FASB issued SFAS 159. In summary, SFAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. SFAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and

================================================================================

64  | USAA BALANCED STRATEGY FUND

================================================================================

   liabilities. SFAS 159 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Manager has evaluated SFAS 159 and has determined that there are no eligible instruments for which the Fund intends to avail itself of the fair value option.

B. FASB STATEMENT NO. 165, "SUBSEQUENT EVENTS" (STATEMENT 165) -- In May 2009, FASB issued Statement 165. In summary, Statement 165 defines subsequent events as events or transactions that occur after the balance sheet date but before the financial statements are issued or available to be issued and categorizes subsequent events as recognized or non-recognized for financial statement purposes. Statement 165 requires entities to disclose the date through which an entity has evaluated subsequent events and the basis for that date. Statement 165 is effective for interim or annual financial periods ending after June 15, 2009. The Manager does not believe the adoption of Statement 165 will impact the amounts reported in the Fund's financial statements; however, additional disclosures will be required regarding the evaluation of subsequent events.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  65

================================================================================

(10) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                         YEAR ENDED MARCH 31,
                                                 ------------------------------------------------------------------
                                                     2009           2008           2007          2006          2005
                                                 ------------------------------------------------------------------
Net asset value at beginning of period           $  14.01       $  15.70       $  14.97      $  15.41      $  14.70
                                                 ------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                               .43            .38            .37           .34           .26
  Net realized and unrealized gain (loss)           (3.95)          (.96)          1.68           .26           .86
                                                 ------------------------------------------------------------------
Total from investment operations                    (3.52)          (.58)          2.05           .60          1.12
                                                 ------------------------------------------------------------------
Less distributions from:
  Net investment income                              (.41)          (.38)          (.38)         (.31)         (.25)
  Realized capital gains                             (.00)(d)       (.73)          (.94)         (.73)         (.16)
                                                 ------------------------------------------------------------------
Total distributions                                  (.41)         (1.11)         (1.32)        (1.04)         (.41)
                                                 ------------------------------------------------------------------
Net asset value at end of period                 $  10.08       $  14.01       $  15.70      $  14.97      $  15.41
                                                 ==================================================================
Total return (%)*                                  (25.13)         (3.82)         14.28(a)       3.84          7.67
Net assets at end of period (000)                $449,984       $622,186       $661,780      $634,124      $609,763
Ratios to average net assets:**
  Expenses (%)(b)                                    1.00           1.00           1.00(a)       1.00          1.00
  Expenses, excluding reimbursements (%)(b)          1.42           1.26           1.26(a)       1.27          1.29
  Net investment income (%)                          4.12           2.61           2.46          2.15          1.74
Portfolio turnover (%)                                115            185(c)         179           153            68

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.
 ** For the year ended May 31, 2009, average net assets were $458,515,000.
(a) For the year ended May 31, 2007, SAS voluntarily reimbursed the Fund for a portion of the transfer agent's fees incurred. The reimbursement had no effect on the Fund's total return or ratio of expenses to average net assets.
(b) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                                     (.00%)(+)      (.00%)(+)      (.01%)        (.01%)        (.02%)
    (+) Represents less than 0.01% of average net assets.
(c) Reflects increased trading activity due to changes in subadvisers and asset allocation strategies.
(d) Represents less than $0.01 per share.

================================================================================

66  | USAA BALANCED STRATEGY FUND

================================================================================

EXPENSE EXAMPLE

May 31, 2009 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2008, through May 31, 2009.

ACTUAL EXPENSES

The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual

================================================================================

                                                           EXPENSE EXAMPLE |  67

================================================================================

ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                              EXPENSES PAID
                                        BEGINNING            ENDING           DURING PERIOD*
                                      ACCOUNT VALUE      ACCOUNT VALUE       DECEMBER 1, 2008 -
                                     DECEMBER 1, 2008     MAY 31, 2009         MAY 31, 2009
                                     ----------------------------------------------------------
Actual                                  $1,000.00          $1,110.50               $5.26

Hypothetical
 (5% return before expenses)             1,000.00           1,019.95                5.04

* Expenses are equal to the Fund's annualized expense ratio of 1.00%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's ending account value on the first line in the table is based on its actual total return of 11.05% for the six-month period of December 1, 2008, through May 31, 2009.

================================================================================

68  | USAA BALANCED STRATEGY FUND

================================================================================

ADVISORY AGREEMENTS

May 31, 2009

--------------------------------------------------------------------------------

At a meeting of the Board of Trustees (the Board) held on April 16, 2009, the Board, including the Trustees who are not "interested persons" of the Trust (the "Independent Trustees"), approved the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund and the Subadvisory Agreements with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreements and the Manager and each Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and
(iii) information about the Manager's and the Subadvisers' operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreements with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreements with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreements with respect to the Fund in private sessions with their counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager and

================================================================================

                                                       ADVISORY AGREEMENTS |  69

================================================================================

by each Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreements is considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Manager and the Subadvisers is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreements included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES -- In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its familiarity with the Manager's management through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the Manager's management style and the performance of its duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior and investment

================================================================================

70  | USAA BALANCED STRATEGY FUND

================================================================================

personnel, as well as current staffing levels. The Board discussed the Manager's effectiveness in monitoring the performance of the Subadvisers and its timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution" and the utilization of "soft dollars," also were considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing investment companies, including the Fund.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Manager and its affiliates provide compliance and administrative services to the Fund. The Trustees, guided also by information obtained from their experiences as directors/trustees of the Fund and other investment companies managed by the Manager, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE -- In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, investment companies with no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies in similar investment classifications/objectives as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate -- which includes advisory and administrative

================================================================================

                                                       ADVISORY AGREEMENTS |  71

================================================================================

services and the effects of any performance fee adjustment as well as any fee waivers or reimbursements -- was the median of its expense group and below the median of its expense universe. The data indicated that the Fund's total expenses, after reimbursements, were the median of its expense group and above the median of its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates. The Board also noted the level and method of computing the management fee, including any performance adjustment to such fee. The Board also took into account the Manager's current voluntary undertakings to maintain expense limitations for the Fund and that the subadvisory fees under the Subadvisory Agreements are paid by the Manager.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that the Fund's performance was lower than the average of its performance universe and its Lipper index for the one-, three-, and five-year periods ended December 31, 2008. The Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the same periods. The Board took into account management's discussion of the Fund's performance, as well as the various steps management has taken to address the Fund's performance.

COMPENSATION AND PROFITABILITY -- The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This consideration included a broad review of the methodology

================================================================================

72  | USAA BALANCED STRATEGY FUND

================================================================================

used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager has reimbursed a portion of its management fees to the Fund and also pays the subadvisory fees. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE -- The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the current advisory fee structure. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board also considered the fee waivers and expense reimbursement arrangements by the Manager and the fact that the Manager pays the subadvisory fees. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS -- The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) appropriate action has been taken to address the Fund's performance; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager and its affiliates' level of profitability from their relationship with the

================================================================================

                                                       ADVISORY AGREEMENTS |  73

================================================================================

Fund is reasonable. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENTS

In approving each Subadvisory Agreement with respect to the Fund, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the respective Subadviser, including the personnel providing services; (ii) each Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons of subadvisory fees and performance to comparable investment companies; and (iv) the terms of each Subadvisory Agreement. The Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve each Subadvisory Agreement. In approving the Subadvisory Agreements, the Trustees did not identify any single factor as controlling, and each Trustee attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL -- The Trustees considered information provided to them regarding the services provided by each Subadviser, including information presented periodically throughout the previous year. The Board considered each Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and each Subadviser's level of staffing. The Trustees noted that the materials provided to them by each Subadviser indicated that the method of compensating portfolio managers is reasonable and includes appropriate mechanisms to prevent a manager with underperformance from taking undue risks. The Trustees also noted each Subadviser's brokerage practices. The Board also considered each Subadviser's regulatory and compliance history. The Board noted that

================================================================================

74  | USAA BALANCED STRATEGY FUND

================================================================================

the Manager's monitoring processes of each Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to the Subadviser.

SUBADVISER COMPENSATION -- The Board also took into consideration the financial condition of each Subadviser. In considering the cost of services to be provided by each Subadviser and the profitability to that Subadviser of its relationship with the Fund, the Trustees noted the undertakings of the Manager to maintain expense limitations for the Fund and also noted that the fees under each Subadvisory Agreement were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate each Subadvisory Agreement and the fees thereunder at arm's length. The Board also considered information relating to the cost of services to be provided by each Subadviser, each Subadviser's profitability with respect to the Fund, and the potential economies of scale in each Subadviser's management of the Fund, to the extent available. However, for the reasons noted above, this information was less significant to the Board's consideration of the Subadvisory Agreements than the other factors considered.

SUBADVISORY FEES AND FUND PERFORMANCE -- The Board compared the subadvisory fees for the Fund with the fees that each Subadviser charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays a subadvisory fee to each Subadviser. As noted above, the Board considered the Fund's performance during the one-, three-, and five-year periods ended December 31, 2008, as compared to the Fund's respective peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board also considered the performance of each Subadviser. The Board noted the Manager's expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of each Subadviser. The Board was mindful of the Manager's focus on each Subadviser's performance. The Board also noted each Subadviser's long-term performance record for similar accounts, as applicable.

================================================================================

                                                       ADVISORY AGREEMENTS |  75

================================================================================

CONCLUSIONS -- The Board reached the following conclusions regarding each Subadvisory Agreement, among others: (i) each Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies;
(ii) each Subadviser maintains an appropriate compliance program; (iii) appropriate action has been taken to address the Fund's performance; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and each Subadviser. Based on its conclusions, the Board determined that approval of each Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

================================================================================

76  | USAA BALANCED STRATEGY FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees of the Trust consists of six Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board of Trustees is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board of Trustees periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Investment Management Company (IMCO) and its affiliates. The term of office for each Trustee shall be 20 years or until the Trustee reaches age 70. All members of the Board of Trustees shall be presented to shareholders for election or re-election, as the case may be, at least once every five years. Vacancies on the Board of Trustees can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of Trustees of the USAA family of funds consisting of one registered investment company offering 45 individual funds as of May 31, 2009. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  77

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

CHRISTOPHER W. CLAUS(2, 4)
Trustee
Born: December 1960
Year of Election or Appointment: 2001

President and Chair of the Board of Directors, IMCO (2/08-present); President, USAA Financial Advisors, Inc. (FAI) (12/07-present); President, Financial Services Group, USAA (1/07-present); Chair of the Board of Directors and Chief Investment Officer, IMCO (1/07-2/08); President and Chief Executive Officer, Director, and Chair of the Board of Directors, IMCO (12/04-1/07); President and Chief Executive Officer, Director, and Vice Chair of the Board of Directors, IMCO (2/01-12/04). Mr. Claus serves as President, Trustee, and Vice Chair of the Board of Trustees of the USAA family of funds. He also serves as Chair of the Board of Directors of USAA Shareholder Account Services (SAS), USAA Financial Planning Services Insurance Agency, Inc. (FPS), and FAI. He also is a Director for USAA Life Insurance Company (USAA Life) and USAA Federal Savings Bank (FSB).

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

BARBARA B. DREEBEN(3, 4, 5, 6)
Trustee
Born: June 1945
Year of Election or Appointment: 1994

President, Postal Addvantage (7/92-present), a postal mail list management service. Mrs. Dreeben serves as Trustee of the USAA family of funds. Mrs. Dreeben holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

78  | USAA BALANCED STRATEGY FUND

================================================================================

ROBERT L. MASON, Ph.D.(3, 4, 5, 6)
Trustee
Born: June 1946
Year of Election or Appointment: 1997

Institute Analyst, Southwest Research Institute (3/02-present), which focuses in the fields of technological research. Dr. Mason serves as a Trustee of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7)
Trustee
Born: March 1964
Year of Election or Appointment: 2007

Academic Director of the El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Management at Rice University (7/02-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Management at Rice University (7/01-present). Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

MICHAEL F. REIMHERR(3, 4, 5, 6)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  79

================================================================================

RICHARD A. ZUCKER(2, 3, 4, 5, 6)
Trustee and Chair of the Board of Trustees
Born: July 1943
Year of Election or Appointment: 1992(+)

Vice President, Beldon Roofing Company (7/85-present). Mr. Zucker holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

 (1) Indicates the Trustee is an employee of IMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.

 (2) Member of Executive Committee

 (3) Member of Audit Committee

 (4) Member of Pricing and Investment Committee

 (5) Member of Corporate Governance Committee

 (6) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.

 (7) Dr. Ostdiek was appointed the Audit Committee Financial Expert for the Funds' Board in November 2008.

 (+) Mr. Zucker was elected as Chair of the Board in 2005.

================================================================================

80  | USAA BALANCED STRATEGY FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

CLIFFORD A. GLADSON
Vice President
Born: November 1950
Year of Appointment: 2002

Senior Vice President, Fixed Income Investments, IMCO (9/02-present). Mr. Gladson also serves as a Director for SAS.

RONALD B. SWEET
Vice President
Born: November 1962
Year of Appointment: 2006

Vice President, Equity Investments, IMCO (6/06-present); Assistant Vice President, Investment Strategy & Analysis, USAA (12/01-6/06).

MARK S. HOWARD
Secretary
Born: October 1963
Year of Appointment: 2002

Senior Vice President and Deputy General Counsel, Business & Regulatory Services, USAA (10/08-present); Senior Vice President, USAA Life/IMCO/FPS General Counsel, USAA (10/03-10/08). Mr. Howard also holds the Officer positions of Senior Vice President, Secretary, and Counsel for USAA Life, IMCO, FAI, FPS, and SAS, and is an Assistant Secretary of USAA.

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2000

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present); Assistant Treasurer, USAA family of funds (7/00-2/08).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  81

================================================================================

CHRISTOPHER P. LAIA
Assistant Secretary
Born: January 1960
Year of Appointment: 2008

Vice President, Financial Advice & Solutions Group (FASG) General Counsel, USAA (10/08-present); Vice President, Securities Counsel, USAA (6/07-10/08); General Counsel, Secretary, and Partner, Brown Advisory (6/02-6/07). Mr. Laia also holds the Officer positions of Vice President and Assistant Secretary, IMCO, SAS, FAI, and FPS.

WILLIAM A. SMITH
Assistant Treasurer
Born: June 1948
Year of Appointment: 2009

Vice President, Senior Financial Officer, and Treasurer, FASG, FAI, and SAS (2/09-present); Senior Financial Officer, USAA Life (2/07-present); consultant, Robert Half/Accounttemps (8/06-1/07); Chief Financial Officer, California State Automobile Association (8/04-12/05); Chief Financial Officer, Metropolitan Mortgage (8/03-7/04).

JEFFREY D. HILL
Chief Compliance Officer
Born: December 1967
Year of Appointment: 2004

Assistant Vice President, Mutual Funds Compliance, USAA (9/04-present); Assistant Vice President, Investment Management Administration & Compliance, USAA (12/02-9/04).

   (1) Indicates those Officers who are employees of IMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

82  | USAA BALANCED STRATEGY FUND

================================================================================

TRUSTEES                                 Christopher W. Claus
                                         Barbara B. Dreeben
                                         Robert L. Mason, Ph.D.
                                         Barbara B. Ostdiek, Ph.D.
                                         Michael F. Reimherr
                                         Richard A. Zucker
--------------------------------------------------------------------------------
ADMINISTRATOR,                           USAA Investment Management Company
INVESTMENT ADVISER,                      P.O. Box 659453
UNDERWRITER, AND                         San Antonio, Texas 78265-9825
DISTRIBUTOR
--------------------------------------------------------------------------------
TRANSFER AGENT                           USAA Shareholder Account Services
                                         9800 Fredericksburg Road
                                         San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                            State Street Bank and Trust Company
ACCOUNTING AGENT                         P.O. Box 1713
                                         Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                              Ernst & Young LLP
REGISTERED PUBLIC                        100 West Houston St., Suite 1800
ACCOUNTING FIRM                          San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                              Under "Products & Services"
SELF-SERVICE 24/7                        click "Investments," then
AT USAA.COM                              "Mutual Funds"

OR CALL                                  Under "My Accounts" go to
(800) 531-USAA                           "Investments." View account balances,
         (8722)                          or click "I want to...," and select
                                         the desired action.
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's Web site at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) at USAA.COM; and (ii) on the SEC's Web site at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's Web site at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.


================================================================================

    USAA
    9800 Fredericksburg Road                                      --------------
    San Antonio, TX 78288                                            PRSRT STD
                                                                   U.S. Postage
                                                                       PAID
                                                                       USAA
                                                                  --------------
>>  SAVE PAPER AND FUND COSTS
    At usaa.com click: MY DOCUMENTS
    Set preferences to USAA DOCUMENTS ONLINE.

    [LOGO OF USAA]
         USAA       We know what it means to serve.(R)

================================================================================
26889-0709                                   (C)2009, USAA. All rights reserved.



ITEM 2.  CODE OF ETHICS.

On September 19, 2008, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

On November 18, 2008, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. as the Board's audit committee financial expert. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Dr. Ostdiek is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 45 funds in all. Only 9 funds of the Registrant have a fiscal year-end of May 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended May 31, 2009 and 2008 were $279,350 and $259,470, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended May 31, 2009 and 2008 were $63,500 and $64,375, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. No such fees were billed by Ernst & Young LLP for the review of federal, state and city income and tax returns and excise tax calculations for fiscal years ended May 31, 2009 and 2008.

(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended May 31, 2009 and 2008.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment adviser, IMCO, and the Funds' transfer agent, SAS, for May 31, 2009 and 2008 were $108,000 and $106,475, respectively.

(h) Ernst & Young LLP provided non-audit services to IMCO in 2009 and 2008 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to IMCO is compatible with maintaining Ernst & Young LLP's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:



                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
              - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
              - compliance with applicable laws and governmental rules and regulations;
              - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and IMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for IMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on IMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and IMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and Investment Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

            - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
            - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
            - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and IMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
            - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and IMCO's operating policies and procedures.
            - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
            - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                     - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                     - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, IMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and IMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other IMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust's Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, IMCO, and other personnel of USAA as determined by the Trust's Chief Legal Officer or the Chair of the Trust's Board of Trustees.






Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003

Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007

Approved and adopted by the Investment Code of Ethics Committee: August 29, 2008

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008

                                   APPENDIX A
                                COVERED OFFICERS




PRESIDENT
TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended May 31, 2009

By:*     /s/ CHRISTOPHER P. LAIA
         --------------------------------------------------------------
         Signature and Title:  Christopher P. Laia, Assistant Secretary

Date:    07/24/2009
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ CHRISTOPHER W. CLAUS
         -----------------------------------------------------
         Signature and Title:  Christopher W. Claus, President

Date:    07/27/2009
         ------------------------------


By:*     /s/ ROBERTO GALINDO, JR.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:    07/27/2009
         ------------------------------


*Print the name and title of each signing officer under his or her signature.